As filed with the Securities and Exchange Commission on April 30, 2008

Registration No. 333-110049

811-21461

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FLEXIBLE PREMIUM VARIABLE ANNUITY—B

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 7

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 8

SEPARATE ACCOUNT VA Q

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

Transamerica Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment

FLEXIBLE PREMIUM VARIABLE ANNUITY - B

Issued Through

SEPARATE ACCOUNT VA Q

By

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus

May 1, 2008

This flexible premium deferred annuity policy has many investment choices. There is a separate account that currently provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Flexible Premium Variable Annuity - B, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2008. Please call us at (800) 525-6205 or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-732-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

TRANSAMERICA SERIES TRUST

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Subadvised by Transamerica Investment Management, LLC

Transamerica Money Market VP – Service Class

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TABLE OF CONTENTS continued

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GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustment.

Administrative and Service Office — Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Assumed Investment Return or AIR — The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Cash Value — The adjusted policy value less any applicable excess interest adjustment and rider fees (imposed upon surrender).

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any excess interest adjustment.

Free Amount — The amount that can be withdrawn each year without incurring any excess interest adjustment.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Income Select for Life Rider.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders minus excess interest adjustments); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

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Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Separate Account — Separate Account VA Q, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received at the administrative and service office. For some transactions, the Company may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements the Company establishes for such notices.

You (Your) — the owner of the policy.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Transamerica Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy currently offers subaccounts that are listed under “Investment Choices” in this prospectus. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that the Company guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

2.	PURCHASE

The initial premium payment for nonqualified policies must be at least $5,000 or more, and at least $1,000 for qualified policies, under most circumstances. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum. You can generally add as little as $50 at any time during the accumulation phase.

3.	INVESTMENT CHOICES

You can allocate your premium payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

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4.	PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose.

5.	EXPENSES

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

Full surrenders, partial surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account prior to the end of the guaranteed period option.

We deduct daily mortality and expense risk fees and administrative charges from the assets in each subaccount during the accumulation phase, at an annual rate (as a percentage of the subaccount’s value) of 0.65%.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.50%, depending on the state.

If you elect the Initial Payment Guarantee rider when you annuitize, then there is a daily fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.

If you elect the Income Select For Life rider, then there is an annual rider fee during the accumulation phase of 0.40% for single life and 0.60% for joint life of the total withdrawal base on each rider anniversary. For each option you elect with the rider, you will be charged an additional rider fee annually during the accumulation phase, which fee is also a percentage of the total withdrawal base on each rider anniversary and is in addition to the rider fee for the base benefit.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6.	ACCESS TO YOUR MONEY

You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies).

You may have to pay income tax and a tax penalty on any money you take out.

If you have policy value in the fixed account, you may take out any cumulative interest credited free of excess interest adjustments.

Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the policy.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, then the dollar amount of your annuity payments may go up or down.

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However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each annuity payment.

8.	DEATH BENEFIT

If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

The death benefit is the greater of a policy value or cash value.

The death benefit is paid first to a surviving owner, if any; it is only paid to the beneficiary if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This policy has additional features that might interest you. These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

These features include, but are not limited to, the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial payment. This feature is called the “Initial Payment Guarantee” (“IPG”). There is an extra charge for this rider.

•

Under certain medically related circumstances, you may surrender all or part of the policy value without any excess interest adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•	Under certain unemployment circumstances, you may surrender all or a portion of the policy value free of any excess interest adjustment. This feature is called the “Unemployment Waiver.”

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•	You may generally make transfers and/or change the allocation of additional premium payments by telephone. We may restrict or eliminate this feature.

•

You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Income Select for Life Rider”. If you elect the Income Select for Life Rider, you must allocate 100% of your policy value to one or more “designated investment choices.” (See “Income Select for Life - Designated Investment Choices.”) You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account; if state law requires, we will refund your original premium payment(s). The policy will then be deemed void.

No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.

State Variations. Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of the legal restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial Statements for the Company and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation by year end December 31, 2007, if any) are in Appendix – Condensed Financial Information to this prospectus.

12.	INQUIRIES

If you need more information or want to make a transaction, please contact us at:

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Transamerica Life Insurance Company

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamericaservice.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your policy. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

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ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES

The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee tables and expense examples.

The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted. Excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Policy Owner Transaction Expenses:

Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)
Base Policy	0%
Transfer Fee	$0 - $10
Special Service Fee	$0 - $25

The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge	$0 per policy
Separate Account Annual Expenses (as a percentage, annually, of average separate account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.50%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.65%
Optional Separate Account Expenses:
Optional Rider Fees:
Income Select for Life Rider - Single Life Option:
Base Benefit	0.40%
Additional Benefits available with the Income Select for Life Rider:
Growth Benefit	0.25%
Death Benefit	0.25%
Income Enhancement Benefit	0.15%
Total Income Select for Life Rider Fees with Highest Combination of Benefits	1.05%
Income Select for Life Rider - Joint Life Option:
Base Benefit	0.60%
Additional Benefits available with the Income Select for Life Rider:
Growth Benefit	0.50%
Death Benefit	0.20%
Income Enhancement Benefit	0.30%
Total Income Select for Life Rider Fees with Highest Combination of Benefits	1.60%

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The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2007 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses):

Lowest Gross	0.65%
Highest Gross	1.22%

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2007, and the base policy with the combination of available optional features or riders with the highest fees and expenses including the Policy Value and Income Select for Life Rider with all additional benefits. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered at the end of the applicable time period:

1 Year	$875
3 Years	$2683
5 Years	$4487
10 Years	$9451

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:

1 Year	$875
3 Years	$2683
5 Years	$4487
10 Years	$9451

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

NOTES TO FEE TABLE AND EXPENSE EXAMPLES

Annuity Policy Fee Table and Expense Examples: The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See section “5. Expenses”.

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If you select the Life with Emergency Cash® annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See section “5. Expenses”.

Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, the Company may charge a fee of $10 per transfer.

Annual Service Charge: The annual service charge is assessed on each policy anniversary and at surrender. The charge is waived if your policy value, or the sum of your premiums less all partial surrenders, is at least $50,000.

Special Service Fees: We may deduct a charge for special services, such as overnight delivery.

Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit.

Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses plus any optional separate account expenses, but does not include any annual optional rider fees.

Optional Rider Fees: In some cases, riders to the policy are available that provide optional benefits. There are additional fees (each year) for those riders.

Income Select for Life Rider - base benefit: The fee is a percentage of the withdrawal base. The withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments. The withdrawal base may be referred to as “total withdrawal base” in your policy statement and other documents.

Income Select for Life Rider - Additional Benefits (Single Life and Joint Life Options): You may elect the Income Select for Life Rider with one or more of the following options—Growth Option, Additional Death Payment Option, Joint Life Option, Income Enhancement Option. The charge for each of these options is a percentage of the withdrawal base and is in addition to the Income Select for Life Rider base benefit fee.

Total Portfolio Annual Operating Expenses: The fee table information relating to the underlying fund portfolios was provided to the Company by the underlying fund portfolios, their investment advisors or managers, and the Company has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

Expense Examples: The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

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1.	THE ANNUITY POLICY

This prospectus describes the Flexible Premium Variable Annuity - B policy offered by the Company. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges.

An annuity is a contract between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity commencement date. You are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive during the income phase from the separate account also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the Initial Payment Guarantee rider, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.	PURCHASE

Policy Issue Requirements

The Company will not issue a policy unless:

•	the Company receives (at our administrative and service office) all information needed to issue the policy;

•	the Company receives (at our administrative and service office) a minimum initial premium payment; and

•	the annuitant, owner, and any joint owner are age 90 or younger (the limit may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Transamerica Life Insurance Company and send them to the administrative and service office. Your check must be honored in order for us to pay any associated payments and benefits due under the policy.

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Initial Premium Requirements

The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information at our administrative and service office. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information at our administrative and service office. Additional premium payments must be received before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

Cumulative premium payments above $1,000,000 require prior approval by the Company for issue ages 0-80. For issue ages over 80, cumulative premium payments above $500,000 require prior approval by the Company.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate premium payments to the Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending written instructions to our administrative and service office, or by telephone, subject to the limitations described under “Telephone Transactions”. The allocation change will apply to premium payments received on or after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

The Company reserves the right to restrict or refuse any premium payment.

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Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

3.	INVESTMENT CHOICES

The Separate Account

The following variable subaccounts are available under the policy for new investors but may not be available for all policies. The subaccounts invest in shares of the various underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed below. The following variable investment choices are currently offered through this policy. Please be certain to review the notes following the list of variable investment choices.

TRANSAMERICA SERIES TRUST

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Subadvised by Transamerica Investment Management, LLC

Transamerica Money Market VP - Service Class

NOTES TO VARIABLE INVESTMENT CHOICES

Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.

Transamerica Series Trust — formerly known as AEGON/Transamerica Series Trust.

Transamerica Series Trust — All underlying subaccounts under Transamerica Series Trust have added to and/or revised the subaccount name to include Transamerica at the beginning of the subaccount name and VP at the end of the subaccount name.

The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment advisor or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by the Company, and the Company may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the

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capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive. ”We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion, or substitution of investments.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of the Company’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the

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guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with the Company’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment or transfer to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any investment choice within certain limitations.

Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

•

Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year is 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received at our administrative and service office while the New York Stock Exchange is open to get same-day pricing of the transaction.

The number of transfers permitted may be limited and a $10 charge per transfer may apply. We reserve the right to prohibit transfers to the fixed account.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

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Transfers made by telephone are subject to the limitations described below under “Telephone Transactions.”

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. (Frequent transfers are considered to be disruptive.) Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products).

As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer

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privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgement and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur even with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy

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owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for the portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life

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insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

We also may, from time to time, include in our advertising and sales materials, the performance of other funds or accounts managed by the subadvisor, the performance of predecessors to the underlying fund portfolios, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5.	EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date. The following schedule shows the current surrender charge:

Number of Years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

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Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;

•	this surrender charge is a percentage of the adjusted policy value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no surrender charge free amount.

Excess Interest Adjustment

Surrenders and transfers from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. We may also pay distribution expenses out of this charge.

During the accumulation phase, the mortality and expense risk fee is at an annual rate of 0.50%.

During the income phase, the mortality and expense risk fee is at an annual rate of 0.50%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus.

We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	a death benefit is paid.

State premium taxes currently range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single request.

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Administrative Charges

We deduct a daily administrative charge to cover the costs of administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, there is a rider fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value. This fee may be higher or lower at the time you annuitize and elect the rider.

Income Select for Life Rider and Additional Options Fees

If you elect the Income Select for Life Rider, there is an annual rider fee of 0.40% (for single life) or 0.60% (for joint life) of the total withdrawal base charged on each rider anniversary prior to annuitization for the base benefit. If you elect options with the Income Select for Life rider, then, before annuitization, you will be charged annually an additional rider fee for each option you elect, which fee is also a percentage of the total withdrawal base on each rider anniversary, and is in addition to the rider fee for the base benefit. The additional fees are as follows:

Options	Single Life Option	Joint Life Option
Growth	0.25%	0.50%
Additional Death	0.25%	0.20%
Income Enhancement	0.15%	0.30%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the Annuity Policy Fee Table section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate Transamerica Capital, Inc. (“TCI”) is the principal underwriter for the policies and receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof ) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part,

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from the profits the investment advisor or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to the Company and TCI

Fund	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST	0.25%

NOTES TO INCOMING PAYMENTS TABLE:

Maximum Fee % of assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

Transamerica Series Trust (“TST”): Because TST is managed by our affiliate, Transamerica Fund Advisors, Inc. (“TFAI”), there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other arrangements may be received from TFAI. A variety of financial and accounting methods may be used to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or arrangements may take the form of internal credits, recognition, or cash payments. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2007 we received $48,618,671.86 from TFAI pursuant to these arrangements. This is in addition to the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

•

Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):

•

may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees.

•	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies

•

may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or

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subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2007, TCI received revenue sharing payments ranging from $2,500 to $49,350 (for a total of $381,768.22) from the following Fund managers and/or sub-advisers to participate in TCI’s events: ClearBridge Advisors, LLC, T. Rowe Price Associates Inc., Transamerica Investment Management, LLC, Van Kampen Asset Management, Morgan Stanley Investment Management, Inc., Janus Capital Management, LLC, Jennison Associates LLC, Pacific Investment Management Company LLC, MFS® Investment Management, American Century Investment Management, Inc., AllianceBernstein L.P., Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Fidelity Management & Research Company, ING Clarion Real Estate Securities, BlackRock Advisors LLC, BlackRock Investment Management, LLC, Invesco AIM , Inc., Columbia Management Advisors, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc., and RidgeWorth Capital Management, Inc. Please note some of the aforementioned managers and/or subadvisors may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distributor of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

•	by making a surrender (either a full or partial surrender); or

•	by taking systematic payouts (See “Section 10, Systematic Payout Option” for more details).

Surrenders

If you take a full surrender, you will receive your cash value.

If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the policy value.

Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See “Section 8, Death Benefit”, for more details. A surrender may also reduce other benefits.

Surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial, unless you elect a Life with Emergency Cash® payment option.

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Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive all required information at our administrative and service office. We may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by the Company have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender or transfer. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer.

Any amount surrendered in excess of the cumulative interest credited is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.

There will be no excess interest adjustment on any of the following:

•	surrenders of cumulative interest credited;

•	Nursing Care and Terminal Condition Withdrawal Option surrenders;

•	Unemployment Waiver surrenders;

•	surrenders to satisfy any minimum distribution requirements; and

•	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

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7.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your policy value to provide these annuity payments. If the policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payment options are explained below. Some options are fixed only and some can be fixed or variable.

Income for a Specified Period (fixed only). We will make level payments only for a fixed period. No funds will remain at the end of the period.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

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Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Life Income. You may choose between:

•	No Period Certain (fixed or variable)-Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)-Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds (fixed only)-Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuitized amount.

•

Life with Emergency Cash® (fixed or variable)-Payments will be made during the annuitant’s lifetime. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable)-Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•

Life with Emergency Cash® (fixed or variable)-Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender

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charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies.

NOTE CAREFULLY

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to a new payee, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency Cash®; and

•	the annuitant dies (if both joint annuitants die) before age 101;

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping the Company informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will be Life with 10 Years Certain option. Please note, all optional benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our administrative and service office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”).

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the policy; and

•	you die before the annuity commencement date.

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We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death.

Distribution requirements apply to the policy value upon the death of any owner. These distribution requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	the entire interest in the policy has not been paid;

THEN:

•	the remaining portion of such interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	annuity payments are being made under the Life with Emergency Cash®; and

•	the annuitant dies before age 101 (or earlier, if a qualified policy);

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

Succession of Ownership

If an owner dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;

•	primary beneficiary;

•	contingent beneficiary; or

•	owner’s estate.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the “base policy” death benefit will generally be the greater of:

•	the policy value on the date we receive the required information at our administrative and service office

•	the cash value on the date we receive the required information at our administrative and service office (this will be more than the policy value if there is a positive excess interest adjustment)

Please note, the death benefit terminates upon annuitization and there is a mandatory annuitization date.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax

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advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the premium payments or the policy value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

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If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders-Qualified Policies Generally

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

We may make available under the policy certain guaranteed lifetime withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed lifetime withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the guaranteed lifetime withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Surrenders-403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

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•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Please Note: In some instances the signature of the employer may be required.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies. Please note that a defaulted loan may stop the growth on a guaranteed lifetime withdrawal benefit.

Surrenders-Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor.

When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

If your nonqualified policy contains a guaranteed lifetime withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed lifetime withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider or option.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

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Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

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Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

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Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Guaranteed Lifetime Withdrawal Benefits

We may make available, as options under the policy, certain guaranteed lifetime withdrawal and other optional benefits. If your policy contains a guaranteed lifetime withdrawal benefit rider the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may limit the value of these optional benefits. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider for a qualified policy.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular withdrawals from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of withdrawals made per year, where: (1) up to 10% of your premium payments (reduced by prior withdrawals in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of your premium payments, you must receive prior Company approval.

Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Systematic withdrawals can be made monthly, quarterly, semi-annually, or annually and will not begin until one withdrawal period from the date we receive your written instructions at our administrative and service office. Each withdrawal must be at least $50. Monthly and quarterly withdrawals must generally be made by electronic funds transfer directly to your checking or savings account.

If you request an additional withdrawal while a Systematic Payout Option is in effect, the Systematic Payout Option will terminate.

Keep in mind that partial withdrawals under the systematic payout option may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

Under the Initial Payment Guarantee rider, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during the life of the rider. Contact us for the current guaranteed percentage.

In addition, with this guarantee your annuity payments are stabilized, or held level, throughout each year. The payment amount is adjusted once each year to reflect the investment performance of your

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selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).

Rider Fee. There is a charge for the Initial Payment Guarantee rider, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee rider fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies, may not be available for all policies, and may not be available in all states.

Nursing Care and Terminal Condition Withdrawal Option

No will apply if you make a surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

This benefit may vary for certain policies, may not be available for all policies, and may not be available in all states.

Unemployment Waiver

No will apply to surrenders after you or your spouse become unemployed in certain circumstances, because you were terminated, laid off, or otherwise lost your job involuntarily. In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	employed full time for at least two years prior to becoming unemployed;

•	employed full time on the policy date;

•	unemployed for at least 60 days in a row at the time of surrender;

•	must have a minimum cash value at the time of surrender of $5,000; and

•	you (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.

You may select this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

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This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. There is no charge for this benefit.

This benefit may vary for certain policies, may not be available for all policies, and may not be available in all states.

Telephone Transactions

You may generally make transfers and change the allocation of additional premium payments by telephone IF:

•	you select the “Telephone Transfer/Reallocation Authorization” box in the policy application or enrollment information; or

•	you later complete an authorization form.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine. We reserve the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

Telephone requests must be received while the New York Stock Exchange is open to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started.

•

Special—You may elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from one of the fixed or variable sources listed on the Dollar Cost Averaging election form (only fixed sources are available for special Dollar Cost Averaging programs).

A Dollar Cost Averaging program will begin once we have received all necessary information and the minimum required amount. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

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NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies, may not be available for all policies, and may not be available in all states. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

There is no charge for this benefit.

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Income Select for Life Rider

You may elect to purchase the optional Income Select for Life Rider which provides you with a guaranteed lifetime withdrawal benefit if you invest only in certain designated investment choices. This rider is available during the accumulation phase.

The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Income Select for Life Rider for a qualified policy.

Income Select for Life - Base Benefit

This benefit is intended to provide a level of cash withdrawals regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your policy value (your ability to change the frequency or amount of your withdrawal ceases if your policy value reaches zero). Under this benefit, you can withdraw up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s younger spouse if the joint life option is elected) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, and Additional Death Payment Option - Minimum Remaining Withdrawal Amount, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is age 59 are excess withdrawals: a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 56 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your policy value has declined to $90,000 solely because of negative investment performance. You could still withdraw up to $5,000, which is the applicable income benefit percentage 5.0% multiplied by the total withdrawal base of $100,000, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, and that you do not withdraw more than the maximum annual withdrawal amount in any one year.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $7,000 when you are 66 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,882.35.

See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Income Select for Life Rider” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each calendar year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider

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may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Any withdrawal in excess of the maximum annual withdrawal amount is an excess withdrawal.

•	An excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount on an equal to or greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your minimum remaining withdrawal amount.

•	Upon the death of the annuitant, the Income Select for Life Rider terminates and there are no more additional guaranteed withdrawals.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to excess interest adjustment

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year (after age 59) without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” and “Minimum Remaining Withdrawal Amount Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant or younger of annuitant and annuitant’s spouse if joint life option is elected) is not 59 years old on the date that the rider is elected (the “rider date”) and remains zero until the first day of the calendar year after the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage (see below) of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero, you cannot make premium payments

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and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals guaranteed by this rider after your policy value reaches zero, you must select the frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

•

If the rider is added prior to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until the beginning of the calendar year (January 1st) after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during a calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
59-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80-84	6.5%
85-89	7.0%
90-94	7.5%
≥95	8.0%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

•

We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the total withdrawal base is generally equal to the policy value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

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Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) will reduce the total withdrawal base by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value) possibly to zero. See “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders—Income Select for Life Rider” for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elect the Income Select for Life Rider, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Transamerica Money Market VP – Service Class Fixed Account

Please note:

•

If you elect this rider, you may transfer amounts among the designated choices; however, you cannot transfer any amount to any other subaccount. After the first anniversary of the rider date (the “rider anniversary”), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day, you may transfer to a non-designated choice.

•

We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Upgrades. You can upgrade the total withdrawal base to the policy value after the first rider anniversary by sending us written notice (we reserve the right to limit your upgrade election to a 30-day period following each rider anniversary) as long as you are younger than the maximum rider issue age. At this time the minimum remaining withdrawal amount and maximum annual withdrawal amount will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee percentage (which may be higher than your current rider fee percentage) and growth rate, if any. The new rider date will be the date the Company receives all necessary information.

Income Select for Life - Additional Options

You may elect the following options with the Income Select for Life Rider (the options are not mutually exclusive):

•	Growth

•	Additional Death Payment

•	Joint Life

•	Income Enhancement Benefit

There is an additional fee for each option. You can elect any combination of options.

1. Growth Option. If you elect the Income Select for Life Rider, you can also elect an accumulating total withdrawal base during the growth period.

Growth Period. The growth period begins on the rider date and ends at the earlier of the first withdrawal or the tenth rider anniversary.

Total Withdrawal Base. The total withdrawal base during the growth period is equal to:

•	the total withdrawal base on the rider date; plus

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•	premiums added during the growth period;

•	accumulated at an annual effective rate of 5% (the accumulation stops at the end of the growth period).

The total withdrawal base after the growth period is equal to:

•	the total withdrawal base at the end of the growth period; plus

•	any premiums added after the growth period; less

•	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments” above) including the withdrawal, if any, which ended the growth period.

Please note:

•	Taking a withdrawal stops the growth. Therefore, please consider your need to make withdrawals when deciding whether to add the growth option.

•	The minimum remaining withdrawal amount does not accumulate.

•	This option does not provide for or guarantee any growth in the policy value.

2. Additional Death Payment Option. If you elect the Income Select for Life Rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the death of the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit. Please note: The greater the death benefit payable under any guaranteed minimum death benefit option you have also elected, the more likely it is that an additional death benefit will not be payable under this rider option.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Minimum Remaining Withdrawal Amount Adjustments” below).

Minimum Remaining Withdrawal Amount Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value) possibly to zero. See “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders—Income Select for Life Rider” for examples showing the effect of hypothetical withdrawals in more detail for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments.

Please note:

•

The greater the difference between the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•	Excess withdrawals may eliminate the additional death benefit available with the Income Select for Life Rider.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, no additional amount is payable. If the policy is not continued, the surviving owner (who is also the sole beneficiary) may elect to receive lifetime income payments equal to the maximum annual

46

withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

•	No additional death benefit is payable if the base policy death benefit (including any guaranteed minimum death benefit, if applicable) exceeds the minimum remaining withdrawal amount.

3. Joint Life Option. If you elect the Income Select for Life Rider, you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death. This allows the maximum annual withdrawal amount to be withdrawn until the death of the later of the annuitant or annuitant’s spouse (if the annuitant’s spouse continues the policy).

Please note:

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

If at the time of the annuitant’s death the spouse cannot continue to keep the policy in force under the tax code (e.g. due to a change in marital status), then the rider will terminate and no additional withdrawals under the rider are permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

4. Income Enhancement Option. If you elect the Income Select for Life Rider, you can also elect to have your income benefit percentage double if either the annuitant or the annuitant’s spouse (if the joint life option is elected) is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period (180 days within the last 365 days). Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”). The elimination period and waiting period can, but do not need to, run concurrently.

Please note:

•	You cannot elect the Income Enhancement Option if you are already confined in a hospital or nursing facility.

•	During the first year of qualification, the additional benefit provided by this option will be prorated based on the number of days remaining until January 1st of the next calendar year.

•	The increase to the income benefit percentage stops when the qualifying person or persons is/are no longer confined as described above.

•	The additional benefit provided by this option applies to both physical and cognitive ailments, like Alzheimer’s.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us. If confinement ceases, you may re-qualify by satisfying the 180-days (out of last 365 days) elimination period requirement.

Income Select for Life Rider and Additional Option Fees. A rider fee, 0.40% (for single life) or 0.60% (for joint life) of the total withdrawal base on each rider anniversary is charged annually prior to annuitization for the base benefit. If you elect options with the Income Select for Life Rider, then, before annuitization, you will be charged annually an additional rider fee for each option you elect, which fee is also a percentage of the total withdrawal base on each rider anniversary, and is in addition to the rider fee for the base benefit. The additional fees are as follows:

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Option	Single Life Option	Joint Life Option
Growth	0.25%	0.50%
Additional Death	0.25%	0.20%
Income Enhancement	0.15%	0.30%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Please note. Because the rider fee is a percentage of your total withdrawal base on each rider anniversary, the fee can be substantially more than 0.40% (single life) or 0.60% (joint life) of your policy value if that total withdrawal base is higher than your policy value.

Income Select for Life Rider Issue Requirements

The Company will not issue the Income Select for Life Rider unless:

•	the annuitant is not yet age 81 (the limit may be lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Income Select for Life Rider and any additional options will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the Income Select for Life Rider (you may not terminate the rider before the first rider anniversary);

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

If you have reached your mandatory annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your maximum annual withdrawal amount.

The Income Select for Life Rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Income Select for Life Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing at our administrative and service office. An ownership change may be a taxable event.

Right to Cancel Period

You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the

48

premiums paid plus or minus accumulated gains or losses in the separate account. Please note, we will not credit interest on amounts allocated to the fixed account if you return your policy for a refund during the right to cancel period. If state law requires, we will refund your original premium payment(s). We will pay the refund within seven days after we receive (at our administrative and service office) written notice of cancellation and the returned policy within the applicable period. The policy will then be deemed void. If state law requires, we will refund your original premium payment(s).

Assignment

You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment at our administrative and service office. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any insurance company separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of the Company, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including the Company, agree to take any necessary steps to resolve the matter. This may include removing their separate accounts from the underlying fund portfolios. See the underlying fund portfolios prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there will be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

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Voting Rights

To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

IMSA

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at: 240-744-3030.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, on the ability of Transamerica Capital, Inc., to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the policy.

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company.

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The Separate Account

The Company established a separate account, called Separate Account VA Q, under the laws of the State of Iowa on November 26, 2001. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company’s other income, gains or losses.

The assets of the separate account are held in the Company’s name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.

Distributor of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.) TCI markets the policies through the banks and serves as the wholesaler to national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through banks and broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

There are no commissions paid on premium payments, however, an annual continuing fee based on policy values will be paid to the selling firms. These commissions are not deducted from premium payments.

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your

51

sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Firms.

We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guaranties.

Additional Compensation That We and Our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2007, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $12,500 to $500,000, and payments of between 0.10% and 0.25% on new sales. TCI also paid selling firms special fees based on new sales and/or assets under management.

During 2007, we and/or TCI had such “preferred product” arrangements with the following selling firms:

Centaurus Financial

Citizens Bank

Compass Bancshares

Huntington Investments

LPL Financial

M&T Bank

Merrill Lynch

Raymond James Financial Group

Raymond James and Associates

Smith Barney/Citigroup

Stifel Nicholas

Suntrust

UBS Paineweber Financial Services

US Bancorp

Wachovia Securities/Wachovia Bank

During 2007, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts paid):

Name of Firm	Amount Paid in 2007
Wachovia Bank/Wachovia Securities	$1,201,395

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Merrill Lynch	$819,400
Smith Barney/Citigroup	$776,202
LPL Financial	$690,374
UBS Financial	$559,021
Raymond James Financial Services	$396,697
Raymond James and Associates	$140,344
M & T Bank	$138,354
Huntington Bank	$97,938
Suntrust Bank	$95,000

No specific charge is assessed directly to policy owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms
The Policy - General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Historical Performance Data
Published Ratings
State Regulation of Transamerica Life Insurance Company
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Legal Matters
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix A - Condensed Financial Information

53

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses available on December 31, 2007. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:

calling:	(800) 525-6205
writing	Transamerica Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Transamerica Asset Allocation - Conservative VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.023062	0.000
Transamerica Asset Allocation - Moderate VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.030938	0.000
Transamerica Asset Allocation - Moderate Growth VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.022211	0.000
Transamerica Money Market VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.026885	0.000

(1)	Transamerica Series Trust — All underlying subaccounts under Transamerica Series Trust have added to and/or revised the subaccount name to include Transamerica at the beginning of the subaccount name and VP to the end of the subaccount name.

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APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

ADJUSTED PARTIAL SURRENDERS - INCOME SELECT FOR LIFE RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)

2.	Maximum annual withdrawal amount (“MAWA”)

3.	Minimum remaining withdrawal amount (“MRWA”)

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Income Select with Growth and Additional Death Payment Options):

Assumptions:

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Guaranteed Lifetime Withdrawal Benefit

Adjusted Partial Surrenders - Income Select for Life Rider — (Continued)

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

5% Withdrawal (“WD”) beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD = $8,144

Excess withdrawal (“EWD”) = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (there is no excess to deduct)

2.	$100,000 - $8,144 = $91,856.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the minimum remaining withdrawal amount is $91,856.

Example 2 (Income Select with Growth and Additional Death Payment Options):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

5% WD beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD = $10,000

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Guaranteed Lifetime Withdrawal Benefit

Adjusted Partial Surrenders - Income Select for Life Rider — (Continued)

EWD = $1,856 ($10,000 - $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)

2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (MAWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 - $10,226.74= $89,773.26

Result. The minimum remaining withdrawal amount is $89,773.26.

NOTE: For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $8,144, the total withdrawal base would remain at $162,889 and the maximum annual withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is only reduced by amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments

2.	($1,856 / ($90,000 - $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$162,889 - $3,693.34 = $159,195.66

Result. The new total withdrawal base is $159,195.66

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Guaranteed Lifetime Withdrawal Benefit

Adjusted Partial Surrenders - Income Select for Life Rider — (Continued)

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Step One. What is the new maximum annual withdrawal amount?

$159,195.66 (the adjusted total withdrawal base) * 5% = $7,959.78

Result. Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the total withdrawal base.

EXAMPLE 3 (INCOME SELECT WITH GROWTH AND ADDITIONAL DEATH PAYMENT OPTIONS):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

Annuitant qualifies for Income Enhancement benefit beginning 10 years from rider date, which means that the Income Benefit Percentage would then be 10%.

5% WD beginning 10 years from the rider date would be $16,288.90 (10% of the then-current $162,889 TWB)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD = $16,288.90

Excess withdrawal (“EWD”) = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $16,288.90 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $16,288.90 (there is no excess to deduct)

2.	$100,000 - $16,288.90 = $83,711.10.

Result. In this example, because no portion of the withdrawal was in excess of $16,288.90, the total withdrawal base does not change and the minimum remaining withdrawal amount is $83,711.10.

58

STATEMENT OF ADDITIONAL INFORMATION

FLEXIBLE PREMIUM VARIABLE ANNUITY - B

Issued through

SEPARATE ACCOUNT VA Q

Offered by

TRANSAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Flexible Premium Variable Annuity - B offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus by calling (800) 525-6205, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2008

2

LEGAL MATTERS	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
OTHER INFORMATION	31
FINANCIAL STATEMENTS	31
APPENDIX A	32
CONDENSED FINANCIAL INFORMATION	32

3

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustment.

Administrative and Service Office — Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit — An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Assumed Investment Return or AIR — The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Beneficiary — The person who has the right to the death benefit as set forth in the policy.

Business Day — A day when the New York Stock Exchange is open for regular trading.

Cash Value — The adjusted policy value less any applicable excess interest adjustment and rider fees (imposed upon surrender).

Code — The Internal Revenue Code of 1986, as amended.

Enrollment form — A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

4

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any excess interest adjustment.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Income Select for Life Rider.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy — A policy other than a qualified policy.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information provided to us to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders minus excess interest adjustments); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Premium Payment — An amount paid to the Company by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy — A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account — Separate Account VA Q, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolios.

5

Supportable Payment — The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received at the administrative and service office. For some transactions, the Company may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements the Company establishes for such notices.

6

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.

THE POLICY — GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with the Company’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless the Company has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment the Company has made or action the Company has taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the owner’s spouse) because the owner dies before the annuitant, then (a) the cash value generally must be distributed to the new owner within five years of the owner’s death, or (b) annuity payments must be made for a period certain or for the new owner’s lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

Entire Policy

The policy, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between the Company and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

7

Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, the Company will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by the Company shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by the Company due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to the Company.

Addition, Deletion, or Substitution of Investments

The Company cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. The Company retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. The Company reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the Company’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by the Company. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, the Company will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, the Company may, at its discretion, close a subaccount to new investment (either transfers or premium payments). Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation be invested in the subaccount that invests in a portfolio of money market instruments. If a portfolio of money market instruments is unavailable, the Company will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing

8

subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you surrender from, transfer out of, or apply to an annuity payment option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment (“EIA”). At the time you request a surrender, if interest rates set by the Company have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S	=	Gross amount being surrendered that is subject to the excess interest adjustment

G	=	Guaranteed interest rate in effect for the policy

C	=	Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.

*	=	multiplication

^	=	exponentiation

9

Example 1 (Full Surrender, rates increase by 4%):

Single premium:	$ 50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 3
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 – 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 – 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment
G = .055
C = .095
M = 30
Excess interest adjustment	= S * (G – C) * (M/12)
= 50,000.00 * (.055 – .095) * (30/12)
= –5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,896.14 – 57,161.18 = –5,265.03
Adjusted policy value	= policy value + excess interest adjustment
= 57,161.18 + (–5,265.03) = 51,896.15
Cash value at middle of policy year 3	= policy value + excess interest adjustment
= 57,161.18 + (–5,265.03) = 51,896.15

Upon full surrender of the policy, the minimum cash value will never be less than that required by the non-forfeiture laws of your state.

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

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Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$ 50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 3
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 – 50,000.00 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 – 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment
G = .055
C = .045
M = 30
Excess interest adjustment	= S * (G – C) * (M/12)
= 50,000.00 * (.055 - .045) * (30/12) = 1,250.00
Adjusted policy value	= 57,161.18 + 1,250.00 = 58,411.18
Cash value at middle of policy year 3	= policy value + excess interest adjustment
= 57,161.18 + 1,250.00 = 58,411.18

Upon full surrender of the policy, the minimum cash value will never by less than that required by the non-forfeiture laws of your state.

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

On a partial surrender, the Company will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R - E

R = the requested partial surrender

E = the excess interest adjustment

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Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$ 50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 3
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of contract	= 57,161.18 – 50,000.00 = 7,161.18
year 3
Excess interest adjustment
S= 20,000 – 7,161.18 = 12,838.82
G= .055
C= .065
M= 30
Excess interest adjustment	= S * (G – C) * (M/12)
= 12,838.82 * (.055 – .065) * (30/12)
= – 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 – (R – E)
= 57,161.18 – (20,000.00 – (–320.97)) = 36,840.21

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$ 50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 3
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 – 50,000.00 = 7,161.18
Excess interest adjustment
S= 20,000 – 7,161.18 = 12,838.82
G= .055
C= .045
M= 30
Excess interest adjustment	= 12,838.82 * (.055 – .045) * (30/12)
= 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 – (R – E)
= 57,161.18 - (20,000.00 – 320.97) = 37,482.15

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

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Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, the Company reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to the Company’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by the Company at its administrative and service office at least thirty (30) days prior to the annuity commencement date (elections less than 30 days require prior approval). If no election is made prior to the annuity commencement date, annuity payments will be made under (1) life income with level (fixed) payments for 10 years certain, using the existing policy value of the fixed account, or (2) life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount the Company has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells the Company in writing and the Company agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as described in

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your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to the Company will constitute due proof of death.

Upon receipt (at our administrative and service office) of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as the Company has sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the adjusted policy value. If the new owner is not the deceased owner’s spouse, however, (1) the adjusted policy value must be distributed within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the new owner’s lifetime or for a period certain (so long as any period certain does not exceed the new owner’s life expectancy). If the sole new owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

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Death of Owner

Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on the Company until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. The Company assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with the Company, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

The Company reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until the Company receives such evidence.

Non-Participating

The policy will not share in the Company’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by the Company and approved by one of the Company’s officers. No registered representative has authority to change or waive any provision of the policy.

The Company reserves the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of the Company or its affiliated companies or their immediate family. In such a case, the Company in its discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs the Company experiences on

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those purchases. The Company may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which the Company is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request, multiplied by (b) the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain level throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance of the subaccounts will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance of the subaccounts will be decreased because fewer variable annuity units are credited to you. If the Initial Payment Guarantee is chosen, the stabilized variable annuity payment will equal the greater of the guaranteed payment or the supportable payment at that time.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

Assumed Investment Rate	5.0%
Life & 10 Year Certain
Male aged 65
First Variable Payment	$500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments In Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011

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Hypothetical Changes in Annuity Units with Stabilized Payments*
May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses and portfolio expenses included in the calculations are 2.25% (2.25% is a hypothetical figure). If higher (or lower) expenses were charged, the numbers would be lower (or higher).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax

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purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

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Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

We may make available, as options under the policy, certain guaranteed lifetime withdrawal benefits and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. Consult a qualified tax advisor before electing any of these benefits for a qualified policy.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code ($5,000 for 2008, $6,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the policy for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible

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and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $116,000 for single filers, $169,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($5,000 for 2008, $6,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a nongovernmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

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Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

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(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by the Company to have resulted during the valuation period from the investment operations of the subaccount;

(b)is	the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)is	an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B – C) – E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
	Assume	A = $ 11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
	Assume	B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
	Assume	C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
	Assume	D = $ 11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 0.65% on an annual basis; On a daily basis, this equals 0.00017751.

Then, the net investment factor =	(11.57 + 0 – 0)	– 0.00017751 = Z = 1.01489453
(11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.

Assume = $ X

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B =	The net investment factor for the current valuation period.

Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which the Company determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 0.65% of the policy value held in that subaccount (For calculating Initial Payment Guarantee annuity payments, the factor is higher at a rate of 2.50%).

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit

Value and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

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Annuity Unit Value = A * B * C

Where:

A =	annuity unit value for the immediately preceding valuation period.

Assume = $ X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume = Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.

Assume = Z

Then, the annuity unit value is:

$X * Y * Z = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A * B
$1,000

Where:

A =	The adjusted policy value as of the annuity commencement date.

Assume = $ X

B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.

Assume = $ Y

Then, the first monthly variable annuity payment =	$X * $Y	= $ Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	The dollar amount of the first monthly variable annuity payment.

24

Assume = $ X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $ Y

Then, the number of annuity units =	$X	= Z
$ Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

The Company may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.

The Company may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

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Effective Yield = (1 + ((NCS – ES)/UV)) 365/7 – 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

Other Subaccount Yields

The Company may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts (except the money market subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charges and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

Yield = 2 * ((((NI – ES)/(U – UV)) + 1)6 –1)

Where:

NI	=	Net investment income of the subaccount for the 30-day period attributable to the subaccount’s unit.

ES	=	Expenses of the subaccount for the 30-day period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes.

The yield on amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of its investments and its operating expenses affect a subaccount’s actual yield.

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Total Returns

The Company may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which the Company calculates on each business day based on the performance of the separate account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format.

The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula:

CTR = (ERV / P)–1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated

27

based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

The Company may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of the Company. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF TRANSAMERICA LIFE INSURANCE COMPANY

The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Division may determine the items are correct. The Company’s books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

The Company performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by the Company. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, the Company will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments the Company sends to you) you may only receive quarterly confirmations.

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DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Corporation, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Effective May 1, 2007 TCI replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the policies. TCI’s home office is located at 4600 S Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of banks and broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.

TCI paid no amounts in commissions in connection with the sale of the Policies.

We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, the Company will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes

29

will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. The Company will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by the Company in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

The Company makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

The Company holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from the Company’s general account assets. The Company maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by the Company’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to the Company relating to certain matters under the federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Financial statements of the Flexible Premium Variable Annuity - B subaccounts of Separate Account VA Q, which are available for investment by Flexible Premium Variable Annuity - B policy owners on December 31, 2007 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company at December 31, 2007 and, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.

No financial statements for the subaccounts have been included as there has been no activity from the date of inception to December 31, 2007.

30

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA Q, which are available for investment by Flexible Premium Variable Annuity - B policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

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APPENDIX A

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

Subaccount	Year	0.65%
		Beginning AUV	Ending AUV	# Units
Transamerica Asset Allocation – Conservative VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.023062	0.000
Transamerica Asset Allocation – Moderate VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.030938	0.000
Transamerica Asset Allocation – Moderate Growth VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.022211	0.000
Transamerica Money Market VP – Service Class(1) Subaccount Inception Date April 30, 2007	2007	$1.000000	$1.026885	0.000

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FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2007, 2006 and 2005

Transamerica Life Insurance Company

Financial Statements and Schedules– Statutory Basis

Years Ended December 31, 2007, 2006 and 2005

• Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	• Phone: (515) 243-2727 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

A member firm of Ernst & Young Global Limited

• Ernst & Young LLP

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 3 to the financial statements, in 2006 Transamerica Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties and in 2005 the Company changed its method of accounting for certain subsidiaries and affiliates.

[GRAPHIC]

March 28, 2008

A member firm of Ernst & Young Global Limited

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,182,364	$1,552,965
Bonds:
Affiliated entities	512,234	501,180
Unaffiliated	27,987,619	32,103,292
Preferred stocks:
Affiliated entities	1,627	1,085
Unaffiliated	1,328,054	1,689,094
Common stocks:
Affiliated entities (cost: 2007 - $85,125; 2006 - $84,843)	84,902	82,202
Unaffiliated (cost: 2007 - $169,868; 2006 - $366,148)	175,403	393,176
Mortgage loans on real estate	6,038,594	5,760,667
Real estate (net of encumbrances):
Home office properties	6,160	6,237
Properties held for production of income	2,463	2,466
Properties held for sale	20,268	21,508
Policy loans	92,978	130,144
Receivable for securities	55,363	6,651
Other invested assets	2,152,611	1,543,092

Total cash and invested assets	39,640,640	43,793,759
Premiums deferred and uncollected	20,822	20,444
Due and accrued investment income	767,993	853,244
Reinsurance balances recoverable	5,078	2,914
Net deferred income tax asset	139,589	108,342
Receivable from parent, subsidiaries, and affiliates	69,694	165,881
Other admitted assets	105,384	109,938
Separate account assets	32,759,905	28,875,013

Total admitted assets	$73,509,105	$73,929,535

	December 31
	2007	2006
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$3,887,337	$4,040,838
Annuity	19,297,739	23,038,230
Accident and health	896,258	812,961
Policy and contract claim reserves:
Life	33,849	35,143
Accident and health	43,078	39,502
Liabilities for deposit-type contracts	5,962,783	7,085,285
Other policyholders’ funds	2,542	2,646
Remittances and items not allocated	135,840	167,889
Borrowed money	—	493,336
Asset valuation reserve	816,295	803,012
Interest maintenance reserve	176,160	159,356
Case level liabilities	20,561	18,865
Other liabilities	439,903	503,931
Reinsurance in unauthorized companies	15,612	—
Funds held under coinsurance and other reinsurance treaties	7,008,745	5,950,970
Transfers from separate accounts due or accrued (including $(469,120) and $(477,683) accrued for expense allowances recognized in reserves, net of reinsured allowances)	(472,791)	(482,082)
Federal and foreign income taxes payable (including $175,872 and $50,291 on realized capital gains (losses) at December 31, 2007 and 2006, respectively)	111,200	20,923
Payable for securities	133,303	90,398
Payable to affiliates	251,087	230,656
Separate account liabilities	32,759,855	28,874,898

Total liabilities	71,519,356	71,886,757
Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 316,955 issued and outstanding shares	3,170	3,170
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value - $58,000); Series B, $10 per share par value, 250,000 shares authorized, 87,755 shares issued and 30,415 shares outstanding as of December 31, 2007 and 87,755 shares issued and outstanding at December 31, 2006 (total liquidation value - $877,550)	1,302	1,302
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares and Series B Preferred, $10 per share par value, 57,340 shares as of December 31, 2007. Series A Preferred, 10 per share par value, 57,340 shares as of December 31, 2006.	(631,400)	(58,000)
Paid-in surplus	1,437,881	1,437,768
Unassigned surplus	1,178,796	658,538

Total capital and surplus	1,989,749	2,042,778

Total liabilities and capital and surplus	$73,509,105	$73,929,535

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$113,191	$392,558	$734,878
Annuity	5,168,514	4,322,254	4,191,484
Accident and health	198,224	194,973	178,855
Net investment income	2,293,196	2,376,911	2,390,054
Amortization of interest maintenance reserve	14,771	21,795	39,488
Commissions and expense allowances on reinsurance ceded	55,684	187,363	105,759
Consideration for reinsurance recapture	253,942	—	—
Income from fees associated with investment management, administration and contract guarantees for separate accounts	418,291	369,936	276,684
Reserve adjustments on reinsurance ceded	1,324,466	1,234,064	(219,021)
Income from administrative service agreement with TFA	48,726	42,513	—
Other income	55,569	51,256	62,744

	9,944,574	9,193,623	7,760,925
Benefits and expenses:
Benefits paid or provided for:
Life	143,572	115,217	118,906
Accident and Health	129,402	113,547	102,075
Surrender benefits	8,253,615	7,291,738	5,415,085
Other benefits	1,425,984	1,487,689	1,380,601
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(153,501)	32,072	45,992
Annuity	(3,787,437)	(3,863,633)	(1,974,994)
Accident and health	83,297	98,588	86,538

	6,094,932	5,275,218	5,174,203
Insurance expenses:
Commissions	452,260	435,419	425,434
General insurance expenses	268,195	253,636	242,493
Insurance taxes, licenses and fees	39,076	41,256	27,899
Net transfers to separate accounts	1,727,725	2,417,521	1,365,516
Reinsurance reserve recapture	—	—	813
Change in case liability	20,561	18,865	13,640
Consideration paid on reinsurance transaction	607,721	—	—
Other expenses	621,276	396,828	216,748

	3,736,814	3,563,525	2,292,543

Total benefits and expenses	9,831,746	8,838,743	7,466,746

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains on investments	112,828	354,880	294,179
Dividends to policyholders	534	557	455

Gain from operations before federal income tax expense and net realized capital gains on investments	112,294	354,323	293,724
Federal income tax expense	71,239	136,412	4,302

Gain from operations before net realized capital gains on investments	41,055	217,911	289,422
Net realized capital gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	229,723	114,487	9,223

Net income	$270,778	$332,398	$298,645

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2005	$2,578	$425	$—	$575,000	$1,787,236	$205,372	$2,570,611
Net income	—	—	—	—	—	298,645	298,645
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	39,668	39,668
Change in other non-admitted assets		—	—	—		(1,718)	(1,718)
Change in asset valuation reserve	—	—	—	—	—	(146,776)	(146,776)
Repayment of surplus in separate accounts	—	—	—	—	—	199	199
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(17,011)	(17,011)
Change in net deferred income tax asset	—	—	—	—	—	34,505	34,505
Cumulative effect of change in accounting principle	—	—	—	—	—	(6,668)	(6,668)
Issuance of common stock in connection with statutory merger	592	877	—	—	(1,812)	343	—
Return of capital	—	—	—		(348,051)	—	(348,051)
Reinsurance transactions	—	—	—	—	—	(5,982)	(5,982)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	623	—	623

Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045
Cumulative effect of change in accounting principle	—	—	—	—	—	(1,665)	(1,665)
Net income	—	—	—	—	—	332,398	332,398
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	105,010	105,010
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	(3,602)	(3,602)
Change in other non-admitted assets	—	—	—	—	—	(98,040)	(98,041)
Change in asset valuation reserve	—	—	—	—	—	(139,821)	(139,821)
Repayment of surplus in separate accounts	—	—	—	—	—	79	79
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	17,264	17,264
Change in net deferred income tax asset	—	—	—	—	—	91,021	91,021
Reinsurance transactions	—	—	—	—	—	4,640	4,640
Dividend to stockholders	—	—	—	—	—	(69,803)	(69,803)
Repurchase of Series A preferred stock	—	—	(58,000)	—	—	—	(58,000)
Correction of prior period error	—	—	—	—	—	20,480	20,480
Repayment of surplus notes	—	—	—	(575,000)	—	—	(575,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	(228)	—	(228)

Balance at December 31, 2006	$3,170	$1,302	$(58,000)	$—	$1,437,768	$658,538	$2,042,778

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2006	$3,170	$1,302	$(58,000)	$—	$1,437,768	$658,538	$2,042,778
Net income	—	—	—	—	—	270,778	270,778
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	122,039	122,039
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	6,861	6,861
Change in other non-admitted assets	—	—	—	—	—	51,329	51,329
Change in asset valuation reserve	—	—	—	—	—	(13,283)	(13,283)
Repayment of surplus in separate accounts	—	—	—	—	—	(64)	(64)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(15,612)	(15,612)
Change in net deferred income tax asset	—	—	—	—	—	(6,996)	(6,996)
Reinsurance transactions	—	—	—	—	—	187,828	187,828
Dividend to stockholders	—	—	—	—	—	(51,600)	(51,600)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(1,736)	(1,736)
Repurchase of Series B preferred stock	—	—	(573,400)	—	—	—	(573,400)
Tax benefit on stock options exercised	—	—	—	—	2	—	2
Correction of prior period error	—	—	—	—	—	(29,286)	(29,286)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	111	—	111

Balance at December 31, 2007	$3,170	$1,302	$(631,400)	$—	$1,437,881	$1,178,796	$1,989,749

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow - Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Operating activities
Premiums collected, net of reinsurance	$5,470,210	$4,910,880	$5,105,476
Net investment income	2,484,234	2,490,060	2,466,077
Miscellaneous income	2,305,880	1,972,319	259,085
Benefit and loss related payments	(11,509,376)	(10,395,471)	(7,792,780)
Net transfers to separate accounts	(1,720,824)	(2,326,426)	(1,199,281)
Commissions, expenses paid and aggregate write-ins for deductions	(1,998,299)	(1,155,948)	(985,993)
Dividends paid to policyholders	(521)	(523)	(584)
Federal and foreign income taxes paid	(140,792)	(53,236)	(175,128)

Net cash used in operating activities	(5,109,488)	(4,558,345)	(2,323,128)
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	19,515,825	18,812,848	23,151,411
Common stocks	422,290	200,499	83,756
Preferred stocks	587,261	398,977	361,028
Mortgage loans	992,102	1,271,404	1,303,236
Real estate	1,508	7,004	15,683
Other invested assets	492,895	346,990	284,913
Receivable for securities	42,905	66,568	17,374
Miscellaneous proceeds	5,856	—	11,490

Total investment proceeds	22,060,642	21,104,290	25,228,891
Cost of investments acquired:
Bonds	(15,271,610)	(16,845,468)	(20,643,565)
Common stock	(148,636)	(361,184)	(106,718)
Preferred stock	(179,343)	(468,081)	(223,919)
Mortgage loans	(1,269,740)	(1,266,019)	(1,346,022)
Real estate	(394)	(2,486)	(303)
Other invested assets	(861,354)	(609,485)	(396,494)
Payable for securities	(48,712)	—	(1,346,713)
Miscellaneous applications	(5,777)	(13,718)	(5,322)

Total cost of investments acquired	(17,785,566)	(19,566,441)	(24,069,056)
Net decrease (increase) in policy loans	37,166	(6,923)	(6,969)

Net cost of investments acquired	(17,748,400)	(19,573,364)	(24,076,025)

Net cash provided by investing activities	$4,312,242	$1,530,926	$1,152,866

Transamerica Life Insurance Company

Statements of Cash Flow - Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Financing and miscellaneous activities
Other cash provided:
Borrowed funds received (returned)	$(491,075)	$482,624	$8,450
Net deposits (withdrawals) on deposit-type contract funds and other liabilities without life or disability contingencies	399,533	542,778	(360,558)
Funds held under reinsurance treaty with unauthorized reinsurers	1,055,389	3,654,695	973,428
Other sources	87,798	249,848	(74,352)

Total cash provided	1,051,645	4,929,945	546,968

Other cash applied:
Dividends paid to stockholders	(51,600)	(42,588)	—
Repurchase of surplus notes	—	(575,000)	—
Repurchase of preferred stock	(573,400)	(58,000)
Capital distribution	—	—	(348,051)

Total other cash applied	(625,000)	(675,588)	(348,051)

Net cash provided by financing and miscellaneous activities	426,645	4,254,357	198,917

Net increase (decrease) in cash, cash equivalents and short-term investments	(370,601)	1,226,938	(971,345)
Cash, cash equivalents and short-term investments:
Beginning of year	1,552,965	326,027	1,297,372

End of year	$1,182,364	$1,552,965	$326,027

Supplemental disclosure of cash flow information for non-cash transactions:
Dividend paid in non-affiliated stock	$—	$27,215	$—

Noncash proceeds:

Hybrid schedule reclass	$7,200	$1,231,903	$—

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

December 31, 2007

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2005, the Company completed a merger with Transamerica Life Insurance and Annuity Company (TALIAC), which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued Series B non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company’s stock held by TALIAC prior to the merger in the amount of $171,482.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Summarized financial information for the Company and TALIAC restated for the period prior to the merger is as follows:

Nine Months Ended September 30 2005

Unaudited
Revenues:
Company	$3,371,185
TALIAC	2,857,854
Merger elimination	(51,949)

As restated	$6,177,090

Net income:
Company	$72,538
TALIAC	158,430
Merger elimination	(51,949)

As restated	$179,019

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and the US Virgin Islands. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CCO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual bond or mortgage loan sold. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Non-admitted Assets: Certain assets designated as “non-admitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and for guaranteed interest in group annuity contracts are recorded and for guaranteed interest in group annuity contracts using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

account value and interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes`, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC (SVO) and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $7,200 and $1,231,903 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies and mutual funds are carried at fair value as determined by the SVO and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

The Company is restricted to trading Primus Guaranty, Ltd (Primus) and ACA Capital Holdings, Inc. (ACA), both common stock holdings, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The carrying amount in Primus, which is carried at fair value, as of December 31, 2007 and 2006 was $39,134 and $64,479, respectively. The carrying amount in ACA, which is carried at fair value, as of December 31, 2007 was $629. ACA was not restricted as of December 31, 2006.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Real estate occupied by the Company is reported at cost less allowances for depreciation. Land is reported at cost. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize impairment write-downs for its investments in joint ventures and limited partnerships during the year ended December 31, 2007. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships in the amount of $2,172 and $2,261, during the years ended December 31, 2006 and 2005, respectively.

Investments in Low Income Housing Tax Credits (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued of $302 and $1,299, respectively, with respect to such practices.

The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus along with any adjustments for federal income taxes, until the transaction is terminated.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2007 and 2006, derivatives in the amount of $174,391 and $157,037, respectively, were reflected in the other liabilities line within the financial statements.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by the Insurance Division, Department of Commerce, of the State of Iowa.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.0 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $5,533,742, $4,875,079 and $3,593,932 in 2007, 2006 and 2005, respectively. In addition, the Company received $418,291, $369,936 and $276,684, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration, and contractual guarantees for separate accounts.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $(159), $(272) and $359 for the years ended December 31, 2007, 2006 and 2005 respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $270, $44 and $264 for years ended December 31, 2007, 2006 and 2005 respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2006 financial statements to conform to the 2007 presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2007	2006	2005
Net income (loss), State of Iowa basis	$241,492	$332,398	$298,645
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income (loss), NAIC SAP	$241,492	$332,398	$298,645

Statutory surplus, State of Iowa basis	$1,989,749	$2,042,778	$2,418,045
State prescribed practice for secondary guarantee reinsurance	(286,392)	—	—

Statutory surplus, NAIC SAP	$1,703,357	$2,042,778	$2,418,045

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

3. Accounting Changes and Correction of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48 and SSAP No. 88 and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $1,665 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings and repurchase agreements are accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

3. Accounting Changes and Correction of Errors (continued)

During 2007, the Company discovered that the cash surrender value used in the calculation of statutory reserves for a specific product did not reflect the three percent guarantee that is a part of the strategy option. As a result, the reserve balance was understated by $45,055 as of and for the year ended 2006. The current year statement of operations reflects a decrease in the change in reserve balance with an offset to unassigned surplus to correct this error.

During 2006, the Company discovered that the Interest Maintenance Reserve (IMR) incorrectly included interest-related realized gains and losses associated with specific assets supporting a block of business in which the policyholders were being credited the daily return on such investments. As a result, the IMR balance was overstated by $20,480 as of and for the year ended 2005. The 2006 financials reflect a reduction in the IMR balance with an offset to unassigned surplus to correct this error.

4. Capital and Surplus

On December 26, 2006, the Company repurchased its 42,500 shares of non-voting Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2007 and 2006, cumulative unpaid dividends relating to the preferred shares were $24,881 and $23,828, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

4. Capital and Surplus (continued)

The Company paid a preferred stock dividend of $51,600 to its Series B preferred stock shareholder, AEGON, on December 19, 2007. The Company paid a preferred stock dividend of $42,588 to its Series A and Series B preferred shareholder, AEGON, on December 26, 2006. On October 23, 2006, the Company paid a preferred stock dividend to AEGON through a transfer of a non-affiliated investment in common stock with a fair value of $27,215. The Company did not pay a common stock dividend to its parent company during 2007 or 2006. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON, on September 29, 2005.

On December 19, 2006, the Company repaid the surplus notes outstanding in the amount of $575,000 with AEGON with approval from the Iowa Insurance Division.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

5. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

5. Fair Values of Financial Instruments (continued)

Mortgage loans on real estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy loans: The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the quoted market price at the balance sheet date. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.

Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

Receivable from or payable to parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from and payable to affiliates are assumed to equal their carrying amount.

Separate accounts: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contract with no defined maturity, fair value is estimated to be the present surrender value.

Borrowed money: Fair values for borrowed money are estimated using discounted cash flow analyses based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

5. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$1,182,364	$1,182,364	$1,552,965	$1,552,965
Unaffiliated bonds	27,987,619	27,899,563	32,103,292	32,462,380
Unaffiliated preferred stocks	1,328,054	1,243,658	1,689,094	1,773,025
Unaffiliated common stocks	175,403	175,403	393,176	393,176
Mortgage loans on real estate	6,038,594	6,086,856	5,760,667	5,863,158
Policy loans	92,978	92,978	130,144	130,144
Interest rate caps	4,454	4,454	10,793	10,793
Receivable from parents, subsidiaries and affiliates	69,694	69,694	503,881	503,881
Separate account assets	32,759,905	32,759,905	28,875,013	28,875,013
Liabilities
Investment contract liabilities	24,409,453	24,956,387	29,617,295	30,115,504
Swaps	(179,775)	166,946	(167,913)	348,111
Borrowed money	—	—	493,336	493,336
Separate account annuity liabilities	24,693,597	24,693,979	22,890,368	22,890,368

6. Investments

The carrying amounts and estimated fair values of non-affiliated investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$400,772	$9,166	$202	$1,859	$407,877
State, municipal and other government	654,523	40,467	7,092	7,246	680,652
Public utilities	1,746,365	46,100	6,580	13,849	1,772,036
Industrial and miscellaneous	16,313,521	424,640	166,084	157,223	16,414,854
Mortgage and other asset-backed securities	8,872,438	51,606	219,631	80,269	8,624,144

	27,987,619	571,979	399,589	260,446	27,899,563
Unaffiliated preferred stocks	1,328,054	19,956	87,248	17,104	1,243,658

	$29,315,673	$591,935	$486,837	$277,550	$29,143,221

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$423,901	$2,140	$876	$5,701	$419,464
State, municipal and other government	684,807	61,035	1,710	10,418	733,714
Public utilities	2,159,941	85,344	3,766	20,344	2,221,175
Industrial and miscellaneous	18,867,823	549,897	47,310	211,195	19,159,214
Mortgage and other asset-backed securities	9,966,820	46,050	9,222	74,836	9,928,813

	32,103,292	744,466	62,884	322,494	32,462,380
Unaffiliated preferred stocks	1,689,094	94,679	2,098	8,650	1,773,025

	$33,792,386	$839,145	$64,982	$331,144	$34,235,405

The Company held bonds and preferred stock at December 31, 2007 and 2006 with a carrying value of $47,219 and $44,139, respectively, and amortized cost of $58,807 and $56,799, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2007 and 2006, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,027 and 1,502 securities with a carrying amount of $6,911,761 and $11,033,069 and an unrealized loss of $277,550 and $331,144 with an average price of 96.0 and 97.0 (NAIC market value/amortized cost), respectively. Of this portfolio, 95.0% and 94.4% were investment grade with associated unrealized losses of $245,901 and $291,095, respectively.

At December 31, 2007 and 2006, for securities in an unrealized loss position less than twelve months, the Company held 1,134 and 808 securities with a carrying amount of $9,766,323 and $5,751,378 and an unrealized loss of $486,837 and $64,982 with an average price of 95.0 and 46.7 (NAIC market value/amortized cost), respectively. Of this portfolio, 90.0% and 96.8% were investment grade with associated unrealized losses of $398,133 and $52,315, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired in the period the determination is made.

The estimated fair value of bonds, common stocks and preferred stocks with gross unrealized losses at December 31, 2007 and 2006 is as follows:

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2007
Bonds:
United States Government and agencies	$32,613	$74,807	$107,420
State, municipal and other government	121,626	82,427	204,053
Public utilities	287,588	436,534	724,122
Industrial and miscellaneous	4,462,473	3,790,402	8,252,875
Mortgage and other asset-backed securities	3,729,867	2,062,829	5,792,696

	8,634,167	6,446,999	15,081,166
Unaffiliated preferred stocks	645,319	187,211	832,530
Unaffiliated common stocks	45,390	—	45,390

	$9,324,876	$6,634,210	$15,959,086

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2006
Bonds:
United States Government and agencies	$101,985	$203,936	$305,921
State, municipal and other government	107,264	103,700	210,964
Public utilities	325,631	618,315	943,946
Industrial and miscellaneous	3,082,806	6,373,498	9,456,304
Mortgage and other asset-backed securities	1,890,306	3,081,179	4,971,485

	5,507,992	10,380,628	15,888,620
Unaffiliated preferred stocks	178,404	321,295	499,699
Unaffiliated common stocks	75,770	—	75,770

	$5,762,166	$10,701,923	$16,464,089

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$1,274,677	$1,270,825
Due after one year through five years	9,186,021	9,256,980
Due after five years through ten years	4,757,998	4,760,097
Due after ten years	3,896,485	3,987,517

	19,115,181	19,275,419
Mortgage and other asset-backed securities	8,872,438	8,624,144

	$27,987,619	$27,899,563

At December 31, 2007, the Company’s banking sector portfolio reported $138,938 in unrealized losses. The absolute exposure to the banking sector is large and of high quality. Because of the banking sector’s size, the absolute dollar amount of unrealized losses is large, but the overall market value as a percent of book value on all securities in an unrealized loss position is 94%. While the sector has some exposure to the subprime market, the issuers are highly diversified and any impact is not expected to be material to their credit profile.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

There is one individual issuer rated below investment grade in the banking sector. The Company’s exposure to Northern Rock PLC bonds is rated B3 and has unrealized losses of $37,989. Northern Rock PLC, a British mortgage bank, suffered a run on the bank in the fall of 2007. The Bank of England has provided guarantees and liquidity support to stabilize this UK mortgage lender, and its support is expected to continue until a buyer can be found. Given the support provided by the Bank of England, the Company does not consider Northern Rock PLC to be impaired as of December 31, 2007. Subsequent to year end, Northern Rock PLC, failed to find bids that suited the Bank of England’s loan repayment requirements. As a result, Northern Rock PLC has been nationalized. The Company’s bonds continue to remain as listed securities even under what has been described as temporary public ownership, and no impairment appears warranted.

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s position is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2007 or 2006.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$1,464,313	$1,463,975	$1,365,233
Collateralized Debt Obligations	6,579	6,579	6,579

	$1,470,892	$1,470,554	$1,371,812

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007, which are reported off balance sheet for statutory reporting purposes.

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$21,352	$21,357	$20,210

At December 31, 2007, the Company’s residential mortgage backed securities sub-sector, CMO Non Agency-whole loan, reported $78,760 in unrealized losses. The majority of the unrealized loss is attributed to SASCO (Structured Asset Securities Corporation) in the amount of $37,766. The Company owns several securities under the SASCO name, with each deal containing its own unique pool of collateral and representing a separate and distinct trust. The combination of low reset margin, slower prepayment speeds, illiquidity in the market and general level of credit spread widening have pushed the overall market value as a percent of book on those residential mortgage backed securities bonds in an unrealized loss position of 92%. The unrealized loss on SASCO is not credit driven but rather a reflection of the move in interest rates and credit spreads relative to where these deals were originally priced.

A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Bonds	$1,779,152	$1,908,966	$2,054,492
Preferred stock	96,000	89,786	23,293
Common stock	5,313	5,404	3,688
Mortgage loans	395,076	389,683	383,849
Real estate	3,573	4,238	4,871
Policy loans	7,684	8,501	9,277
Derivatives	6,734	(6,687)	(29,658)
Cash, cash equivalents and short-term investments	76,339	24,043	12,461
Other	19,073	68,733	65,023

Gross investment income	2,388,944	2,492,667	2,527,296
Less investment expenses	(95,748)	(115,756)	(137,242)

Net investment income	$2,293,196	$2,376,911	$2,390,054

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$20,110,285	$20,443,729	$23,512,439

Gross realized gains	$413,061	$259,277	$291,791
Gross realized losses	(194,877)	(223,665)	(203,370)

Net realized gains	$218,184	$35,612	$88,421

Gross realized losses for the years ended December 31, 2007, 2006 and 2005 include $37,211, $21,993 and $42,184, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005
Bonds	$193,427	$(758)	$97,640
Preferred stocks	24,757	36,370	(9,219)
Common stocks	77,658	(1,982)	(4,465)
Mortgage loans on real estate	2,962	385	(3,054)
Real estate	26	515	2,538
Short-term investments	(5,737)	(5)	(7)
Derivatives	(13,505)	6,275	(27,493)
Other invested assets	157,582	110,648	69,851

	437,170	151,448	125,791
Tax effect	(175,872)	(50,291)	(53,227)
Transfer to interest maintenance reserve	(31,575)	13,330	(63,341)

Net realized capital gains on investments	$229,723	$114,487	$9,223

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

	Change in Unrealized
	Year Ended December 31
	2007	2006	2005
Bonds	$1,072	$13,177	$(112,374)
Preferred stocks	585	45,805	1,816
Common stocks	(21,486)	(5,460)	5,085
Affiliated entities	2,417	7,086	2,619
Other invested assets	161,158	116,799	58,498
Derivative instruments	11,198	(59,193)	88,809

Change in net unrealized capital gains/(losses)	$154,944	$118,214	$44,453

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2007	2006
Unrealized gains	$24,188	$34,180
Unrealized losses	(18,647)	(7,153)

Net unrealized gains	$5,541	$27,027

During 2007, the Company issued mortgage loans with interest rates ranging from 5.55% to 9.58% for commercial loans and 6.30% to 9.45% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. Mortgage loans with a carrying amount of $18 were non-income producing for the previous 180 days. Accrued interest of $3 and $4 related to these mortgage loans was excluded from investment income at December 31, 2007 and 2006, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

The Company did not recognize any impaired loans with a related allowance for credit losses as of December 31, 2007 or 2006. There were also no impaired mortgage loans held without an allowance for credit losses as of December 31, 2007 or 2006. The average recorded investment in impaired loans during 2006 was $17.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 for the year ended December 31, 2005. Interest income in the amount of $126 was recognized on a cash basis for the year ended December 31, 2005. There was no interest income on impaired loans recognized nor was there any interest income recognized on a cash basis for years ended December 31, 2007 and 2006.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2007	2006	2005
Balance at beginning of period	$—	$104	$8,184
Additions, net charged to operations	—	—	838
Reduction due to write-downs charged against the allowance	—	104	7,612
Recoveries in amounts previously charged off	—	—	1,306

Balance at end of period	$—	$—	$104

At December 31, 2007 and 2006, the Company had recorded investments in restructured securities of $672 and $9,644, respectively. The capital gains (losses) taken as a direct result of restructures in 2007 and 2006 were $(75) and $4,198, respectively. There were no capital gains taken as a direct result of restructures in 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2007, 2006 and 2005, the Company had no loans for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2007, 2006 and 2005 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $105,211 and $172,414, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2007	2006		2007	2006
Pacific	22%	22%	Office	36%	35%
South Atlantic	21	21	Industrial	20	21
Middle Atlantic	17	17	Retail	17	16
Mountain	16	15	Apartment	16	19
E. North Central	9	10	Agriculture	6	4
W. North Central	5	5	Other	4	4
W. South Central	5	5	Medical	1	1
E. South Central	3	3
New England	2	2

For the year ending December 31, 2007, the Company has 36 Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from 2 to12 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 4 to 16 years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2019 is $15,733. There were no impairment losses, write-downs or reclassifications during the year related to these credits.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 24 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through surplus. For the year ended December 31, 2007, none of the Company’s cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007 and 2006, the Company has recorded $5,572 and $(2,256), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2007 or 2006 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

An interest rate floor provides a receipt of payments in the event interest rates fall below the strike rates in the contract. An interest rate floor is designed to generate cash flows to offset lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $198,205 and $170,856, respectively, and credit default swaps with a fair value of $(1,344) and $1,128, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $402,904 and $(230,573), respectively.

At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2007	2006
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$5,641,240	$6,156,247
Receive floating – pay fixed	5,325,510	6,860,032
Receive fixed – pay fixed	129,869	107,148
Receive floating (uncapped) – pay floating (capped)	3,254,357	4,093,896
Interest rate cap agreement	4,500,000	4,521,900
Interest rate floor agreements	60,800	59,200

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

6. Investments (continued)

At December 31, 2007, investments with an aggregate carrying value of $60,914 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

7. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$8,481,394	$7,282,848	$6,263,720
Reinsurance assumed – non affiliates	28,936	4,025	4,151
Reinsurance assumed – affiliates	46,715	229,506	118,163
Reinsurance ceded – non affiliates	(121,441)	(99,068)	(143,292)
Reinsurance ceded – affiliates	(2,955,675)	(2,507,526)	(1,137,525)

Net premiums earned	$5,479,929	$4,909,785	$5,105,217

The Company received reinsurance recoveries in the amount of $306,393, $266,434 and $207,576, during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,986 and $12,977, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $11,702,802 and $8,260,587, respectively.

The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $21,653.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

7. Reinsurance (continued)

At December 31, 2007 and 2006, amounts recoverable from unaffiliated unauthorized reinsurers of $474 and $1,034, respectively, and reserve credits for reinsurance ceded of $20,287 and $25,221, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $21,765 and $27,616 at December 31, 2007 and 2006, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2007, 2006 and 2005, $1,119, $1,403 and $1,437, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2007, 2006 and 2005, the Company has amortized $3,304 per year into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $376,833, $585,938, and $625,459 at December 31, 2007, 2006, and 2005, respectively.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $19,855 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to unassigned surplus on a net of tax basis. During 2007, 2006 and 2005, the Company has amortized $1,538, $2,632 and $985, respectively, into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

7. Reinsurance (continued)

During 2006, the Company entered into a reinsurance agreement with Transamerica Ireland Reinsurance, an affiliate, to retrocede an inforce block of universal life business. The initial commission expense allowance received of $148,162 less ceded reserves of $169,062 resulted in an initial transaction gain of $20,900 pre-tax ($13,585 net of tax). The net of tax gain was reclassified to unassigned surplus. During 2007 and 2006, the Company amortized $1,019 and $1,359 into earnings with a corresponding charge to unassigned surplus, respectively.

Effective December 31, 2007, TIRE recaptured all inforce business that was previously retroceded to the Company under the retrocessional agreement effective January 1, 2003. The difference between the life and claim reserves released of $172 and $11, respectively, and consideration paid of $82 was included in the Statement of Operations.

The Company entered into an agreement effective December 31, 2007 to recapture obligations and benefits related to certain universal life insurance contracts that were previously ceded to TIRE in 2003. The Company assumed assets of $4,690 associated with this business and paid recapture consideration of $308. Reserves recaptured included life reserves of $1,070 and claim reserves of $111. As a result, a pre-tax gain of $3,201 was included in the Statement of Operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $1,608 ($1,045 net of tax). Prior to this transaction, the Company had amortized $365 and $380 on a pre-tax basis ($237 and $247 on a net of tax basis) into earnings for 2007 and 2006, respectively, with a corresponding charge to unassigned surplus.

Effective December 31, 2007, the Company and Life Investors Insurance Company of America (LIICA), an affiliate of the Company, entered into an indemnity reinsurance agreement to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by LIICA, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $104,707.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

7. Reinsurance (continued)

The Company and Monumental Life Insurance Company (MLIC), an affiliate of the Company, also entered into an indemnity reinsurance agreement effective December 31, 2007, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by MLIC or People’s Benefit Life Insurance Company, which was merged by operation of law into MLIC effective October 1, 2007, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $26,573.

The Company entered into an indemnity reinsurance agreement effective December 31, 2007, with TOLIC to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by TOLIC and assumed by TOLIC on policies originally issued by Transamerica Life (Bermuda) Ltd., an affiliate of the Company, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $143,515.

Subsequent to the above transactions, also effective December 31, 2007, the Company entered into an indemnity reinsurance agreement with Pine Falls Re, Inc., an affiliate, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by the Company and assumed by the Company from various affiliated entities. Universal life secondary guarantee reserves ceded were $286,392, resulting in a pre-tax gain of $286,392 ($186,154, net of tax) that has been credited directly into unassigned surplus.

On October 1, 2007 the Company recaptured various fixed deferred annuity plans that were ceded to MLIC under a July 1, 1990 agreement. The recapture premium received was $249,642 and the commission expense allowance paid was $3,386, for a net consideration received of $246,256. Reserves recaptured were $249,642. The resulting pretax loss of $3,386 was included in the Statement of Operations.

The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective July 1, 2007, in which the Company agreed to cede a closed block of fixed and variable deferred annuities on a coinsurance and modified coinsurance basis. The net of tax gain of $10,931 from this transaction was credited directly to unassigned surplus. During 2007 the Company amortized $995 into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

8. Income Taxes

The main components of net deferred income taxes are as follows:

	December 31
	2007	2006
Deferred income tax assets:
Guaranty funds	$2,984	$6,350
Non-admitted assets	6,455	6,959
807(f) assets	6,910	6,042
Partnerships	61,354	33,185
Tax basis deferred acquisition costs	265,534	242,335
Reserves	107,173	103,702
Unrealized capital losses	23,150	44,330
Derivatives	75,277	36,455
Deferred intercompany losses	15,139	11,042
Other	13,290	7,690

Total deferred income tax assets	577,266	498,090
Non-admitted deferred tax assets	176,768	251,610

Admitted deferred tax assets	400,498	246,480
Deferred income tax liabilities:
Unrealized capital gains	87,516	112,838
807(f) liability	6,629	6,742
Accrued dividends	443	3,561
Deferred intercompany gains	14,556	13,724
Partnerships	150,914	—
Other	851	1,273

Total deferred income tax liabilities	260,909	138,138

Net admitted deferred tax asset	$139,589	$108,342

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

8. Income Taxes (continued)

The change in net deferred income tax assets and deferred income tax assets are as follows:

	December 31
	2007	2006	Change
Total deferred tax assets	$577,266	$498,090	$79,176
Total deferred tax liabilities	260,909	138,138	122,771

Net deferred tax asset	$316,357	$359,952	(43,595)

Tax effect of unrealized gains (losses)			36,599

Change in net deferred income tax			$(6,996)

	December 31
	2006	2005	Change
Total deferred tax assets	$498,090	$464,807	$33,283
Total deferred tax liabilities	138,138	179,070	40,932

Net deferred tax asset	$359,952	$285,737	74,215

Tax effect of unrealized gains (losses)			16,806

Change in net deferred income tax			$91,021

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

8. Income Taxes (continued)

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$192,312	$177,020	$146,830
Deferred acquisition costs – tax basis	25,195	28,780	3,237
Dividends received deduction	(19,606)	(22,343)	(22,887)
IMR amortization	(5,170)	(7,628)	(13,821)
Investment income items	14,361	(7,952)	42
Limited partnerships book/tax difference	(1,363)	(3,754)	(2,477)
Miscellaneous accruals	2,706	(339)	(1,664)
Non-Deductible items	382	433	202
Prior year over (under) accrual	13,036	33,117	(40,480)
Reinsurance transactions	65,740	1,624	(2,094)
Tax credits	(38,023)	(9,115)	(5,854)
Tax reserve adjustment	(2,382)	(285)	(3,549)
Other	(77)	(2,855)	44

Federal income tax expense on operations and capital gains (losses) on investments	247,111	186,703	57,529
Less tax (benefit) on capital gains (losses)	175,872	50,291	53,227

Total federal income tax expense	$71,239	$136,412	$4,302

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$247,111	$186,703	$57,529
Change in net deferred income taxes	6,996	(91,021)	(34,505)

Total statutory income taxes	$254,107	$95,682	$23,024

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

8. Income Taxes (continued)

In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis. At December 31, 2006, the consolidated returns had no loss carryforwards. A tax return has not yet been filed for 2007.

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was negligible and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing arguments have been executed through 2000. The examination fieldwork for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.

Income taxes incurred during 2007, 2006 and 2005 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $324,348, $244,223 and $137,713, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made in 2006 in the amount of $20,258, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

9. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal With market value adjustment	$2,649,492	5%	$3,073,540	5%
At book value less current surrender charge of 5% or more	4,946,290	9	6,661,713	11
At fair value	24,766,862	45	22,471,785	38

Total with adjustment or at market value	32,362,644	59	32,207,038	54
At book value without adjustment (minimal or no charge or adjustment)	12,290,063	23	13,065,825	22
Not subject to discretionary withdrawal	9,938,264	18	14,206,871	24

Total annuity reserves and deposit fund liabilities - before reinsurance	54,590,971	100%	59,479,734	100%

Less reinsurance ceded	4,508,540		6,254,160

Net annuity reserves and deposit fund liabilities	$50,082,431		$53,225,574

Included in the liability for deposit-type contracts at December 31, 2007 and 2006 are $843,245 and $2,215,320, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2007, the contractual maturities were as follows:

Year	Amount
2008	$—
2009	372,903
2010	55,451
2011	125,294
2012	52,646
Thereafter	236,951

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

9. Policy and Contract Attributes (continued)

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC, an affiliate. The liabilities assumed are $4,122,609 and $5,805,497 at December 31, 2007 and 2006, respectively.

Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007 and 2006 is as follows:

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$14,714	$—	$5,528,274	$5,542,988

Reserves for separate accounts with assets at:
Fair value	$—	$—	$30,695,300	$30,695,300
Amortized cost	521,653	—	—	521,653

Total at December 31, 2007	$521,653	$—	$30,695,300	$31,216,953

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$41,480	$—	$—	$41,480
At fair value	—	—	30,695,300	30,695,300
At book value without market value adjustment and with current surrender charge of less than 5%	480,173	—	—	480,173
Not subject to discretionary withdrawal	—	—	—	—

Total separate account liabilities at December 31, 2007	$521,653	$—	$30,695,300	$31,216,953

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

9. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$7,471	$—	$4,874,131	$4,881,602

Reserves for separate accounts with assets at:
Fair value	$—	$—	$27,230,773	$27,230,773
Amortized cost	493,802	—	—	493,802

Total at December 31, 2005	$493,802	$—	$27,230,773	$27,724,575

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$37,244	$—	$—	$37,244
At fair value	—	—	27,230,773	27,230,773
At book value without market value adjustment and with current surrender charge of less than 5%	456,558	—	—	456,558
Not subject to discretionary withdrawal	—	—	—	—

Total separate account liabilities at December 31, 2006	$493,802	$—	$27,230,773	$27,724,575

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

9. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$7,756	$—	$3,592,608	$3,600,364

Reserves for separate accounts with assets at:
Fair value	$—	$—	$22,429,774	$22,429,774
Amortized cost	472,193	136,956	—	609,149

Total at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$—	$136,956	$—	$136,956
At fair value	—	—	22,429,774	22,429,774
At book value without market value adjustment and with current surrender charge of less than 5%	436,447	—	—	436,447
Not subject to discretionary withdrawal	35,746	—	—	35,746

Total separate account liabilities at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

9. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$5,533,742	$4,875,079	$3,593,932
Transfers from separate accounts	(3,805,743)	(2,463,321)	(2,235,249)

Net transfers to separate accounts	1,727,999	2,411,758	1,358,683
Miscellaneous reconciling adjustments	(274)	5,763	6,833

Transfers as reported in the summary of operations of the life, accident and health annual statement	$1,727,725	$2,417,521	$1,365,516

A reclassification was made to the amounts previously reported to the Insurance Division, Department of Commerce, State of Iowa in the 2007 Annual Statement, to move $78,402 from net transfers to separate accounts to reserve adjustments on reinsurance ceded within the Statement of Operations, which also affected the reconciliation of net transfers to or from separate accounts as reflected in the notes to financials. This reclassification had no impact on net income.

At December 31, 2007 and 2006, the Company had separate account annuities with guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2007
Minimum guaranteed death benefit	$15,411,880	$224,163	$16,502
Minimum guaranteed income benefit	7,936,482	162,120	9,608
Guaranteed premium accumulation fund	53,508	8,212	–
Minimum guaranteed withdrawal benefit	3,483,468	36,448	(10,328)
December 31, 2006
Minimum guaranteed death benefit	$14,637,639	$174,306	$18,781
Minimum guaranteed income benefit	9,710,748	134,293	8,043
Guaranteed premium accumulation fund	54,534	8,575	–
Minimum guaranteed withdrawal benefit	60,452	440	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

9. Policy and Contract Attributes (continued)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a stand alone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization, and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2007
Life and annuity:
Ordinary direct first year business	$559	$399	$160
Ordinary direct renewal business	21,399	7,100	14,299
Group life direct business	2,665	2,060	605

Total life and annuity	24,623	9,559	15,064
Accident and health – direct	5,758	—	5,758

	$30,381	$9,559	$20,822

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

9. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary direct first year business	$4,172	$2,781	$1,391
Ordinary direct renewal business	21,163	6,794	14,369
Group life direct business	2,680	1,913	767

Total life and annuity	28,015	11,488	16,527
Accident and health - direct	3,917	—	3,917

	$31,932	$11,488	$20,444

At December 31, 2007 and 2006, the Company had insurance in force aggregating $734,408 and $853,719, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $121,452 and $24,001 to cover these deficiencies at December 31, 2007 and 2006, respectively.

10. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $198,528.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2007, 2006 and 2005 was $3,310, $2,679 and $2,789, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,912, $1,683 and $1,515 were allocated for the years ended December 31, 2007, 2006 and 2005, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2007, 2006 and 2005 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

11. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $278, $215 and $273, for the years ended December 31, 2007, 2006 and 2005, respectively.

12. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities

During 2006 and 2005, the Company sold $6,050 and $10,788, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as non-admitted receivables. Receivables in the amount of $13,383 and $9,846 were non-admitted as of December 31, 2007 and 2006, respectively.

The Company has recorded liabilities of $127,333 and $156,180 for municipal reverse repurchase agreements as of December 31, 2007 and 2006, respectively. The reverse repurchase agreements are collateralized by securities with book values of $135,974 and $161,711 as of December 31, 2007 and 2006, respectively. These securities have maturity dates that range from 2019 to 2028 and have a weighted average interest rate of 7.63%.

At December 31, 2007, the Company did not participate in dollar reverse repurchase agreements. At December 31, 2006, securities with a book value of $486,968 and a market value of $489,615 were subject to dollar reverse repurchase agreements. The Company has an outstanding liability for borrowed money in the amount of $493,336 as of December 31, 2006 due to participation in dollar reverse repurchase agreements.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

12. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities (continued)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security. At December 31, 2007 and 2006, the value of securities loaned amounted to $1,079,702, and $1,501,263, respectively. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.

13. Related Party Transactions

The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $89,291, $108,387 and $82,913, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administrative service agreement with Transamerica Fund Advisors, Inc. (TFA) to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $48,726 and $42,513 for these services during 2007 and 2006, respectively.

Payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company reported a net amount of $110,594 and $64,775 due to Parent, Subsidiary and Affiliated Companies, respectively. The 2007 balance excludes $70,800 of short-term intercompany notes payable. The 2006 balance excludes $338,000 of short-term intercompany notes receivable. Terms of the settlement require that these amounts are settled within 90 days.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

13. Related Party Transactions (continued)

At December 31, 2007 the Company had short-term notes receivable of $314,800, $29,700, and $595,600 from Transamerica Corporation, TIRE and AEGON, respectively. The Transamerica Corporation note is due by August 28, 2008 and bears interest at 5.28%. The TIRE and AEGON notes are due by December 10, 2008 and December 27, 2008, respectively. Both of these notes bear interest at 4.75%. These notes are reported as short-term investments. The Company has short-term notes payable to TOLIC, LIICA and Stonebridge Life Insurance Company of $42,500, $18,400 and $9,900 at December 31, 2007. All three notes are due by December 30, 2008 and bear interest at 4.75%. At December 31, 2006 the Company had a short-term note receivable of $338,000 from Transamerica Corporation. The note was due by June 22, 2007. During 2007, 2006 and 2005, the Company paid net interest of $7,774, $5,767 and $14,352, respectively, to affiliates.

At December 31, 2007 and 2006, the Company has a note payable to Commonwealth General Corporation of $10,000, bearing interest at 6% and due on December 31, 2030.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $264,159 and $255,273 at December 31, 2007 and 2006, respectively.

14. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,485,324 as of December 31, 2007. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

14. Commitments and Contingencies (continued)

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

At December 31, 2007, 2006 and 2005, the Company had entered into an agreement with commitment amounts of $21,090, $21,090 and $21,090, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

At December 31, 2007 and 2006, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $38,086 and $(10,668), respectively.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2007 and 2006, the Company has pledged invested assets with a carrying value and market value of $117,615 and $118,526, respectively, in conjunction with these transactions.

Assets in the amount of $1,598,229 and $1,553,519 as of December 31, 2007 and 2006, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company has contingent commitments for $706,323 and $649,558 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $15,733 and $3,361, respectively.

At December 31, 2007 and 2006 the Company has mortgage loan commitments of $199,312 and $381,650, respectively.

Private placement commitments outstanding were at December 31, 2007 and 2006 were $83,844 and $144,009 respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

14. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $3,497 and $3,931 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $813, $1,116 and $286 for the years ended December 31, 2007, 2006 and 2005, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

15. Reconciliation to Statutory Annual Statement

The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2007 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

2007
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$73,509,106
Adjust federal income tax recoverable	–

Assets as reported in the accompanying audited statutory-basis balance sheet	$73,509,106

Liabilities as reported in the Company’s Annual Statement	$71,519,356
Adjust federal income taxes payable	–

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$71,519,356

Capital and surplus as reported in the Company’s Annual Statement	$1,989,749
Decrease change in aggregate reserves for annuity policies and contracts	45,055
Adjust federal income tax expense	(15,769)
Decrease surplus net of tax – correction of an error	(29,286)

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$1,989,749

Statements of Income (Operations):
Statutory net income (loss) as reported in the Company’s Annual Statement	$241,492
Decrease change in aggregate reserves for annuity policies and contracts	45,055
Adjust federal income tax expense	(15,769)

Total statutory net income (loss) per financial statements	$270,778

The 2007 Annual Statement included an increase in aggregate reserves for annuity policies and contract that should have been recognized through income during 2006. There was no impact to the 2006 or 2005 financial statements due to this change.

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$447,899	$455,339	$447,899
States, municipalities and political subdivisions	1,147,105	1,150,824	1,147,105
Foreign governments	495,284	524,821	495,284
Public utilities	1,746,365	1,772,036	1,746,365
All other corporate bonds	24,150,966	23,996,543	24,150,966
Preferred stocks	1,328,054	1,243,658	1,328,054

Total fixed maturities	29,315,673	29,143,221	29,315,673
Equity securities
Common stocks:
Public utilities	–	–	–
Banks, trust and insurance	68,085	68,012	68,012
Industrial, miscellaneous and all other	101,783	107,391	107,391

Total common stocks	169,868	175,403	175,403
Mortgage loans on real estate	6,038,594		6,038,594
Real estate	28,891		28,891
Policy loans	92,978		92,978
Other long-term investments	2,152,611		2,152,611
Cash, cash equivalents and short-term investments	1,182,364		1,182,364

Total investments	$38,980,979		$38,986,514

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2007
Individual life	$3,589,561	$–	$24,055	$56,610	$274,448	$84,829	$1,813,371
Individual health	735,347	11,524	26,983	129,011	51,650	155,934	37,813	$129,457
Group life and health	443,821	3,342	23,159	125,794	32,405	106,638	72,145	209,854
Annuity	19,297,739	–	2,730	5,168,514	1,934,693	5,792,586	1,813,485

	$24,066,468	$14,866	$76,927	$5,479,929	$2,293,196	$6,139,987	$3,736,814

Year ended December 31, 2006
Individual life	$3,757,098	$–	$22,168	$331,370	$254,197	$237,374	$1,991,303
Individual health	654,089	12,108	27,846	132,849	41,169	168,879	39,561	$132,054
Group life and health	426,975	3,529	20,792	123,312	28,551	91,478	66,974	200,964
Annuity	23,038,230	–	3,839	4,322,254	2,052,994	4,777,487	1,465,687

	$27,876,392	$15,637	$74,645	$4,909,785	$2,376,911	$5,275,218	$3,563,525

Year ended December 31, 2005
Individual life	$3,733,738	$–	$21,092	$658,856	$231,660	$212,786	$659,658
Individual health	562,473	11,670	22,345	126,590	32,417	146,318	42,532	$127,460
Group life and health	411,648	3,611	28,479	128,286	24,716	124,052	52,140	214,013
Annuity	26,901,713	–	5,628	4,191,485	2,101,261	4,691,047	1,538,213

	$31,609,572	$15,281	$77,544	$5,105,217	$2,390,054	$5,174,203	$2,292,543

*Allocations	of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$35,254,514	$6,996,197	$93,241	$28,351,558	0%

Premiums:
Individual life	$1,867,637	$1,814,808	$3,781	$56,610	7
Individual health	129,457	446	–	129,011	0
Group life and health	209,854	84,060	–	125,794	0
Annuity	6,274,446	1,177,802	71,870	5,168,514	1

	$8,481,394	$3,077,116	$75,651	$5,479,929	1%

Year ended December 31, 2006
Life insurance in force	$37,877,300	$6,921,308	$99,276	$31,055,268	0%

Premiums:
Individual life	$2,005,429	$1,678,175	$4,116	$331,370	1%
Individual health	132,054	(795)	–	132,849	0
Group life and health	200,964	77,652	–	123,312	0
Annuity	4,944,401	851,562	229,415	4,322,254	5

	$7,282,848	$2,606,594	$233,531	$4,909,785	5%

Year ended December 31, 2005
Life insurance in force	$44,440,385	$13,277,543	$95,282	$31,258,124	0%

Premiums:
Individual life	$901,447	$246,822	$4,231	$658,856	1%
Individual health	127,460	870	–	126,590	0
Group life and health	214,013	85,727	–	128,286	0
Annuity	5,020,800	947,398	118,083	4,191,485	3

	$6,263,720	$1,280,817	$122,314	$5,105,217	2%

PART C	OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a) Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b) Exhibits:

(1)	(a)	Resolution of the Board of Directors of Transamerica Life Insurance Company authorizing establishment of the separate Account. Note 5.

(2)		Not Applicable.

(3)	(a)	Amended and Restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company, on its own behalf and on the behalf of the separate Account, and AFSG Securities Corporation. Note 6.

	(a)(1)	Amendment No. 4 to Principal Underwriting Agreement. Note 25.

(3)	(a)(2)	Amendment No. 8 and Novation to Amended and Restated Principal Underwriting Agreement. Note 33.

	(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 1.

(3)	(b)(1)	Form of Life Insurance Company Product Sales Agreement. Note 34.

(4)	(a)	Form of Policy. Note 5.

	(b)	Form of Policy Rider (Return of Premium). Note 5.

	(c)	Form of Policy Rider (Annual Step-Up). Note 5.

	(d)	Form of Policy Rider (Beneficiary Earnings Enhancement). Note 2.

	(e)	Form of Policy Rider (Beneficiary Earnings Enhancement – Extra). Note 3.

	(f)	Form of Policy Rider (GPS) Note 29.

	(g)	Form of Policy Rider (5 for Life) Note 29.

(5)		Form of Application. Note 32.

(6)	(a)	Articles of Incorporation of Transamerica Life Insurance Company. Note 4.

	(b)	ByLaws of Transamerica Life Insurance Company. Note 4.

(7)		Reinsurance Agreement. Note 27.

(8)	(a)	Participation Agreement among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 7.

(8)	(a)(1)	Amendment No. 16 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 4.

(8)	(a)(2)	Amendment No. 17 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 8.

(8)	(a)(3)	Amendment No. 28 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 25.

	(a)(4)	Amendment No. 31 to Participation Agreement (AEGON/Transamerica). Note 27.

	(a)(5)	Amendment No.32 to Participation Agreement (AEGON/Transamerica) Note 29.

(8)	(a)(6)	Amendment No. 34 to Participation Agreement (AEGON/Transamerica). Note 32.

(8)	(a)(7)	Amendment No. 36 to Participation Agreement (TST). Note 36.

(8)	(b)	Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., PFL Life Insurance Company and AFSG Securities Corporation. Note 9.

(8)	(b)(1)	Amendment No. 11 to Participation Agreement (AIM). Note 26

(8)	(c)	Participation Agreement by and among Alliance Variable Products Series Fund, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 10.

(8)	(c)(1)	Amendment No. 1 to Participation Agreement by and among Alliance Variable Products Series Fund, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 11.

	(c)(2)	Amendment No. 4 to Participation Agreement (ALLIANCE) Note 27.

(8)	(d)	Participation Agreement among Davis Variable Account Fund, Inc., Davis Distributors, LLC. and PFL Life Insurance Company. Note 12.

	(d)(1)	Addendum No. 1 to Participation Agreement (Davis) Note 29.

	(d)(2)	Addendum No. 2 to Participation Agreement (Davis). Note 31.

(8)	(e)	Fund Participation Agreement (Dreyfus). Note 22.

(8)	(e)(1)	Amendment No. 4 to Fund Participation Agreement (Dreyfus). Note 26.

(8)	(f)	Participation Agreement by and between PFL Life Insurance Company and Federated Insurance Series. Note 13.

(8)	(f)(1)	Amended Exhibit A and Exhibit B. Note 26

(8)	(g)	Revised Participation Agreement by and Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. PFL Life Insurance Company. Note 14.

(8)	(g)(1)	Amendment No. 1 to the Participation Agreement by and Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. PFL Life Insurance Company. Note 25.

	(g)(2)	Amendment No. 2 to Participation Agreement (Franklin/Templeton) Note 29.

	(g)(3)	Amendment No. 4 to Participation Agreement (Franklin/Templeton) Note 29.

	(g)(4)	Amendment N. 5 to Participation Agreement by and Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Transamerica Life Insurance Company and ASFG Securities Corporation. Note 31.

(8)	(h)	Participation Agreement by and Among Huntington VA Funds and Transamerica Life Insurance Company. Note 26.

	(h)(1)	Amendment No. 1 to Participation Agreement (Huntington) Note 29.

(8)	(i)	Participation Agreement by and among J.P. Morgan Series Trust II and Transamerica Life Insurance Company. Note 29.

(8)	(j)	Participation Agreement by and between Janus Aspen Series and PFL Life Insurance Company. Note 10.

(8)	(j)(1)	Amendment No. 2 to Participation Agreement by and between Janus Aspen Series and PFL Life Insurance Company. Note 15.

	(j)(2)	Amendment No. 7 to Fund Participation Agreement (Janus). Note 27.

(8)	(k)	Participation Agreement among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Transamerica Life Insurance Company. Note 16.

(8)	(k)(1)	Amendment No. 2 to Participation Agreement (Liberty). Note 26

(8)	(l)	Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Transamerica Life Insurance Company and Massachusetts Financial Services Company. Note 17.

(8)	(l)(1)	Amendment No. 7 to Participation Agreement (MFS). Note 26

(8)	(m)	Participation Agreement between Nations Separate Account Trust, Transamerica Life Insurance Company, Stephens Inc., and AFSG Securities Corporation. Note 11.

	(m)(1)	Amendment No. 3 to the Fund Participation Agreement (Nations). Note 29.

(8)	(n)	Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds Inc., and PFL Life Insurance Company. Note 18.

(8)	(n)(1)	Amendment No. 6 to Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and PFL Life Insurance Company. Note 19.

	(n)(2)	Amendment No. 9 to Participation Agreement (Oppenheimer). Note 29.

(8)	(o)	Participation Agreement by and between Putnam Variable Trust, Putnam Mutual Funds Corp. and PFL Life Insurance Company. Note 9.

(8)	(p)	Participation Agreement among SunTrust and PFL Life Insurance Company. Note 20.

	(p)(1)	Amendment No. 2 to Participation Agreement (STI). Note 29.

(8)	(q)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 21.

(8)	(q)(1)	Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 25.

(8)	(q)(2)	Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 25.

(8)	(q)(3)	Amendment No. 3 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 25.

(8)	(q)(4)	Amendment No. 4 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 22.

	(q)(5)	Amendment No. 10 to Participation Agreement (Fidelity). Note 27.

(8)	(r)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 21.

(8)	(r)(1)	Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 25.

(8)	(r)(2)	Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 25.

(8)	(r)(3)	Amendment No. 3 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 25.

(8)	(r)(4)	Amendment No. 4 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 22.

	(r)(5)	Amendment No. 10 to Participation Agreement (Fidelity). Note 27.

(8)	(s)	Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 23.

(8)	(s)(1)	Amendment to Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 25.

(8)	(s)(2)	Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 22.

	(s)(3)	Amendment No. 7 to Participation Agreement (Fidelity). Note 27.

(8)	(t)	Participation Agreement among Wanger Advisors Trust and Transamerica Life Insurance Company. Note 16.

(8)	(t)(1)	Amendment No. 2 to Participation Agreement (Wanger). Note 26.

(8)	(u)	Amended and Restated Participation Agreement (Fidelity). Note 31.

(9)	(a)	Opinion and Consent of Counsel. 36.

(9)	(b)	Consent of Counsel. 36.

(10)	(a)	Consent of Independent Registered Public Accounting Firm. 36.

	(b)	Opinion and Consent of Actuary. Note 31.

(11)		Not applicable.

(12)		Not applicable.

(13)		Not applicable.

(14)		Powers of Attorney. (L.N. Norman, C.H. Garrett, C.D. Vermie, A.C. Schneider, R.J. Kontz, B.K. Clancy) Note 5. (Ronald L. Ziegler) Note 28. (James A. Beardsworth) Note 30. (Brenda K. Clancy, Larry N. Norman, Arthur C. Schneider, Craig D. Vermie, Ronald L. Ziegler, James A. Beardsworth, and Eric J. Martin). Note 33. (Darryl D. Button) Note 35.

Note 1.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-87792) on May 8, 2002.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 33-56908) on April 30, 2001.

Note 3.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-87792) on July 15, 2002.

Note 4.	Incorporated herein by reference to initial filing of form N-4 Registration Statement (File No. 333-62738) on June 11, 2001.

Note 5.	Filed with initial filing to form N-4 Registration Statement (File No. 333-110049) on October 29, 2003.

Note 6.	Incorporated herein by reference to initial filing to form N-4 Registration Statement (File No. 333-98891) on August 29, 2002.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 1998.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 33-33085) on April 27, 2001.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-7509) on July 16, 1998.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-26209) on April 28, 2000.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-7509) on January 18, 2002.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-7509) on April 27, 2000.

Note 13.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-26209) on July 28,1997.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-7509) on April 30, 2001.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 22 to Form N-4 Registration Statement (File No. 33-33085) on October 3, 2000

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-62738) on October 11, 2002.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-87792) on April 30, 2003.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-7509) on December 23, 1997.

Note 19.	Incorporated herein by reference to Pre-effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-76230) on May 20, 2002.

Note 20.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-32110) on July 31, 2000.

Note 21.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-7509) on December 6, 1996.

Note 22.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63086) on September 13, 2001.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-7509) on April 29, 1997.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-87792) on October 11, 2002.

Note 25.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-110049) on December 30, 2003.

Note 26.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-110049) on April 30, 2004.

Note 27.	Incorporated herein by reference to Post-Effective Amendment No.2. to Form N-4 Registration Statement (File No. 333-109580) on January 7, 2005.

Note 28.	Incorporated herein by reference to Initial Filing to N-4 Registration Statement (File No. 333-116562) on June 17, 2004.

Note 29.	Filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-110049) on April 28, 2005.

Note 30.	Incorporated herein by reference to Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 33-33085) on September 12, 2005.

Note 31.	Filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-110049) on April 28, 2006.

Note 32.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-110049) on December 26, 2006.

Note 33.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-110049) filed on April 26, 2007.

Note 34.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-125817) on February 15, 2008.

Note 35.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-116562) filed on December 21, 2007.

Note 36.	Filed herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Larry N. Norman 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Chairman of the Board and President

Ronald L. Ziegler 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Vice President

Craig D. Vermie 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, Secretary and General Counsel

Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President and Chief Tax Officer

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller

Brenda K. Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Executive Vice President, and Chief Operating Officer

Darryl D. Button 4333 Edgewood Rd NE Cedar Rapids, IA 52499	Senior Vice President and Chief Financial Officer

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns-23%	Fund advisor

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2008

Item 27.	Number of Contract Owners

As of February 29, 2008, there were no Contract owners.

Item 28.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Robert R. Frederick	(1)	Chief Operations Officer, President and Director

John T. Mallett	(1)	Director

Mark W. Mullin	(1)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Frank A. Camp	(1)	Secretary

Amy J. Boyle	(4)	Assistant Vice President

John W. Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Linda S. Gilmer	(1)	Vice President

Karen D. Heburn	(4)	Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(2)	Compensation on Redemption	Brokerage Commissions	Compensation
AFSG Securities Corporation(1)	0	0	0	0
Transamerica Capital, Inc.	0	0	0	0

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

(2)	Fiscal Year 2007

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 25 day of April, 2008.

SEPARATE ACCOUNT VA Q

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

*
Larry N. Norman
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director and Vice President	, 2008
Ronald L. Ziegler

*	Director, Senior Vice President, and Secretary and General Counsel	, 2008
Craig D. Vermie

*	Director, Chairman of the Board, and President	, 2008
Larry N. Norman

*	Director, Chief Tax Officer, and Senior Vice President	, 2008
Arthur C. Schneider

*	Vice President and Corporate Controller	, 2008
Eric J. Martin

*	Director, Executive Vice President and Chief Operations Officer	, 2008
Brenda K. Clancy

*	Senior Vice President and Chief Financial Officer	, 2008
Darryl D. Button

/s/ Darin D. Smith	Vice President General Counsel and Assistant Secretary	April 25, 2008
*By: Darin D. Smith

* By: Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 333-110049

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

FLEXIBLE PREMIUM VARIABLE ANNUITY - B

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
(8)(a)(7)	Amendment No. 36 to Participation Agreement (TST)

(9)(a)	Opinion and Consent of Counsel

(9)(b)	Consent of Counsel

(10)(a)	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.